UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting of Stockholders

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

August [●], 2026

NOTICE OF

Annual Meeting of Stockholders

To the Stockholders of iBio, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of iBio, Inc., a Delaware corporation (the “Company”). The meeting will be held on October 14, 2026 at 1:00 p.m. Pacific Time at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting.

At the 2026 Annual Meeting, stockholders will vote on the following matters:

Proposals		Board Vote Recommendation	For Further Details
(1)

to elect the two (2) nominees for Class III director named in the accompanying proxy statement to our Board of Directors, each to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

		“FOR” each director nominee	Page 3
(2)	to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on June 30, 2027;	“FOR”	Page 18
(3)	to approve, on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay);	“FOR”	Page 21
(4)

to approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock to 500,000,000 shares (the “Authorized Share Increase Proposal” or “Proposal 4”);

		“FOR”	Page 23

Notice of Annual Meeting of Stockholders

(5)

to approve an amendment to our 2023 Omnibus Incentive Plan (the “Plan”), to amend the “evergreen” provision such that: (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to: (i) 5% of the number of shares of Common Stock outstanding at December 31 of the preceding calendar year plus; (ii) 3% of the number of shares of Common Stock issuable upon exercise of pre-funded warrants outstanding at December 31 of the preceding calendar year; and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to 5% of the total number of shares of Common Stock outstanding at December 31 of the preceding calendar year (the “Plan Amendment Proposal” or “Proposal 5”);

	“FOR”	Page 26
(6)

to approve an adjournment of the 2026 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are not sufficient votes in favor of Proposal 4 and/or Proposal 5

	“FOR”	Page 33

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on September 1, 2026 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2026 Annual Meeting or any adjournment or postponement of the 2026 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the 2026 Annual Meeting and for the ten days preceding the meeting at the Company’s offices located at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121 during ordinary business hours for any purpose germane to the 2026 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2026.

The proxy materials together with our Annual Report on Form 10-K for the fiscal year ended June 30, 2026 (the “2026 Annual Report”), which is not a part of our proxy solicitation materials, are first being mailed to the stockholders of record on or about September 14, 2026. This Notice of Annual Meeting of Stockholders, the proxy statement and our 2026 Annual Report are available at https://ir.ibioinc.com.

Your Vote Is Important.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2026 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE.  RECORD HOLDERS CAN SUBMIT A PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU ARE A RECORD HOLDER AND DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 11750 SORRENTO VALLEY ROAD, SUITE 200, SAN DIEGO, CALIFORNIA 92121, OR BY PHONE AT (979) 446-0027.

INTERNET	TELEPHONE	MAIL
To have your shares voted through the internet follow the instructions on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the Company	To have your shares voted through the telephone dial the toll-free number on the enclosed proxy card using a touch-tone phone and follow the recorded instructions. You will be	To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and

Notice of Annual Meeting of Stockholders

number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on October 13, 2026 to be counted.	asked to provide the Company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on October 13, 2026 to be counted.	return it promptly in the envelope provided.

Beneficial owners whose shares are held at a brokerage firm, or by a bank or other nominee, should follow the voting instructions that they received from the nominee. Please see “Additional Information About These Proxy Materials and Voting – How may I Vote?” in this proxy statement for more information on how to vote.

On behalf of the Board of Directors and the employees of iBio, Inc., we thank you for your continued support and look forward to speaking with you at the 2026 Annual Meeting.

/s/ William D. Clark

William D. Clark
Chairman of the Board

Proxy Statement for the 2026 Annual Meeting of Stockholders to be held on October 14, 2026

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

PROXY STATEMENT

For the 2026 Annual Meeting of Stockholders to be held on October 14, 2026

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (the “Common Stock”), of iBio, Inc., a Delaware corporation (referred to herein as “iBio,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of iBio (the “Board of Directors” or the “Board”) of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) to be held on October 14, 2026, beginning at 1:00 p.m., Pacific Time, at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121 and at any adjournment or postponement of our 2026 Annual Meeting. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting.

The Board of Directors is soliciting votes: (1) FOR each of the two (2) Class III directors named in this proxy statement for election to the Board of Directors (“Proposal 1” or the “Election of Directors Proposal”); (2) FOR the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on June 30, 2027 (“Proposal 2” or the “Auditor Ratification Proposal”); (3) FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (Say-on-Pay) (“Proposal 3” or the “Say-on-Pay Proposal”); (4) FOR, the approval of an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock to 500,000,000 shares (“Proposal 4” or the “Authorized Share Increase Proposal”); (5) FOR, the approval of an amendment to the 2023 Omnibus Incentive Plan (the “Plan”), to amend the “evergreen” provision such that: (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to: (i) 5% of the number of shares of Common Stock outstanding at December 31 of the preceding calendar year plus; (ii) 3% of the number of shares of Common Stock issuable upon exercise of pre-funded warrants outstanding at December 31 31 of the preceding calendar year; and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to 5% of the total number of shares of Common Stock outstanding at December 31 of the preceding calendar year (“Proposal 5” or the “Plan Amendment Proposal”); and (6) FOR, the approval to adjourn the 2026 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are not sufficient votes in favor of Proposal 4 and/or Proposal 5 (“Proposal 6” or the “Adjournment Proposal”).

Proxy Statement for the 2026 Annual Meeting of Stockholders to be held on October 14, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2026.

On or about September 14, 2026, we will begin mailing the proxy materials, which includes the Notice of Annual Meeting of Stockholders, this Proxy Statement and proxy card, together with our Annual Report on Form 10-K for the year ended June 30, 2026 (the “2026 Annual Report”), which is not a part of our proxy solicitation materials. The proxy materials and our 2026 Annual Report are also available at https://ir.ibioinc.com.

ANNUAL MEETING ADMISSION

Only stockholders as of the close of business on September 1, 2026 (the “Record Date”) may attend the 2026 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. Such evidence of ownership can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2026 Annual Meeting, you will be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2026 Annual Meeting.

Your Vote Is Important.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2026 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE. RECORD HOLDERS CAN SUBMIT A PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 11750 SORRENTO VALLEY ROAD, SUITE 200, SAN DIEGO, CALIFORNIA 92121, OR BY PHONE AT (979) 446-0027.  Beneficial owners whose shares are held at a brokerage firm, or by a bank or other nominee, should follow the voting instructions that they received from the nominee.

No cameras, recording equipment or electronic devices will be permitted in the 2026 Annual Meeting.

TABLE OF

Proxy Statement  1

Proxy Summary

PROXY

Summary

Directors and Director Nominees

Name and Position	Age	Director Since	Independent	Committee Memberships
				Audit	Compensation	Nominating & Corporate Governance
DR. MARTIN BRENNER Chief Executive Officer and Chief Scientific Officer of iBio	56	June 2024
WILLIAM D. CLARK♦ Chief Executive Officer and Director of Altido Therapeutics	58	August 2021
DR. ALEXANDRA KROPOTOVA Executive Vice President and Chief Medical Officer of SAb Biotherapeutics	53	October 2020
GARY SENDER Former Chief Financial Officer of Nabriva Therapeutics plc	64	October 2020
DAVID ARKOWITZ Chief Financial Officer of Alkeus Pharmaceuticals, Inc.	64	November 2024
ANTóNIO PARADA Former Chief Executive Officer of FairJourney Biologics (“FairJourney”)	57	November 2024
DR. ELIZABETH STONER Interim Chief Executive Officer of Semma Therapeutics and founder, Chief Medical Officer and Chief Development Officer of Rhythm Pharmaceuticals, Inc.	76	May 2026

Chair

Member

♦	Chair of the Board of Directors

2  iBio, Inc.

Proposal 1 Election of Directors

PROPOSAL 1

Election of Directors

The Board of Directors currently consists of seven (7) directors and is divided into three classes. Each class serves for a term ending at the third annual meeting of stockholders following the election of such class, with the terms of office of the respective classes expiring in successive years. Directors in Class III will stand for election this year at the 2026 Annual Meeting, directors in Class I will stand for election at the 2027 Annual Meeting of Stockholders and directors in Class II will stand for election at the 2028 Annual Meeting of Stockholders.

At the 2026 Annual Meeting, our stockholders will consider and vote upon the election of two (2) Class III nominees: William D. Clark and Gary Sender, to continue to serve as Class III directors. If re-elected, these nominees will serve for a term ending at our 2029 Annual Meeting of Stockholders. Our Board of Directors believes that all of our current directors, including the two (2) nominees for election, possess, among other attributes, personal and professional integrity, good judgment, a high level of ability, diversity of viewpoint and business acumen.

Each nominee has agreed to serve if elected and we have no reason to believe that either nominee will be unable to serve if elected. If either nominee becomes unavailable for election as a result of an unexpected occurrence, proxies will be voted FOR the election of a substitute nominee proposed by our Board of Directors or for election of only the remaining nominee.

Unless authority to do so is withheld, shares represented by executed proxies will be voted FOR the election of each of the director nominees named herein. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Since two (2) directors are to be elected at the 2026 Annual Meeting, the two (2) nominees for director who receive the highest number of votes for election will be elected as Class III directors. Cumulating votes is not permitted in connection with the election of directors.

Nominees to the Board of Directors

Each of the Class III director nominees and their age, position with our Company, length of service on the Board of Directors, the expiration of their respective term on the Board of Directors (assuming they are elected at the 2026 Annual Meeting), their principal occupation, business experience and certain other information are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since	Term Expires

William Clark	58	Class III Director	August 2021	2029
Gary Sender	64	Class III Director	October 2020	2029

CLASS III DIRECTORS

WILLIAM D. CLARK, 58
DIRECTOR SINCE: August 2021	COMMITTEES: Member of Audit Committee

BACKGROUND

William D. Clark was appointed as a member of our Board of Directors in August 2021 and has served as Chairperson of the Board since November 1, 2022. He also currently serves on the Audit Committee. Mr. Clark has more than 30 years of biotechnology and pharmaceutical experience, with a focus on business development, commercialization, strategic planning, and general management. Currently, Mr. Clark serves as the Chief Executive Officer and Director of Altido Therapeutic, a private therapeutics company formed to drive forward development of a potential new cell therapy treatment for glioblastoma.  Mr. Clark previously was the Co-Founder of and served as President and CEO of Vibrant Biomedicines, Inc. from June 2024 until June 2025. From 2011 until 2022, he served as the President and Chief Executive Officer of a publicly traded biopharmaceutical company, Genocea Biosciences, Inc. (“Genocea”). Prior to joining Genocea, Mr. Clark was Chief Business Officer at Vanda Pharmaceuticals Inc. (“Vanda”), a company he co-founded in 2004. Previously, he was a Principal at Care Capital, LLC, a venture capital firm investing in biopharmaceutical companies. Earlier in his career, he spent

Proxy Statement  3

Proposal 1 Election of Directors

10 years at SmithKline Beecham Corporation (now part of GlaxoSmithKline plc) in a variety of business development roles. Mr. Clark holds an MBA from The Wharton School at the University of Pennsylvania and a BA from Harvard University.

Mr. Clark is qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii). Mr. Clark’s experience as a board member and executive of both public and private companies in the life sciences industry and his management experience is valuable to the Board of Directors and the Company.

GARY SENDER, 64
DIRECTOR SINCE: October 2020	COMMITTEES: Chair of Audit Committee Chair of Compensation Committee

BACKGROUND

Gary Sender was appointed as a member of our Board of Directors in October 2020 and served as the Lead Independent Director of the Board of Directors from December 2021 until November 10, 2022, when the Board of Directors approved removing the role of Lead Independent Director after the appointment of Mr. Clark as the Chairperson of the Board. Mr. Sender currently serves as the Chair of the Audit Committee and as Chair of the Compensation Committee. Mr. Sender currently serves on the board of directors of Schrodinger, Inc., a publicly traded company, and is the chair of their audit and compensation committees. Mr. Sender also serves on the board of directors of Harmony Biosciences Holdings, Inc., a publicly traded pharmaceutical company, and is the chair of their audit committee and is a member of their compensation committee. Mr. Sender serves on the board of Apnimed, a publicly traded biotechnology company, and is the chair of their audit committee. Mr. Sender serves on the board of Hula Therapeutics, a privately held biotechnology company. Mr. Sender is a senior executive and board member with more than 25 years of financial leadership experience at both large, multi-national pharmaceutical and early-stage biotechnology companies. In March 2021, Mr. Sender retired as the Chief Financial Officer of Nabriva Therapeutics plc, a commercial-stage publicly traded biopharmaceutical company engaged in the commercialization and development of innovative anti-infective agents to treat serious infections. He held that position since May 2016. Prior to joining Nabriva, Mr. Sender was Executive Vice President and Chief Financial Officer of Synergy Pharmaceuticals Inc. from November 2015 to April 2016. Prior to joining Synergy, from August 2009 to June 2015, Mr. Sender served as Senior Vice President of Finance of Shire Plc’s (“Shire”), a biopharmaceutical company since acquired by Takeda Pharmaceutical Company Limited supporting its Specialty Pharmaceuticals business and subsequently its Global Commercial businesses. Prior to joining Shire, Mr. Sender served as the Chief Financial Officer of Tengion, Inc., a regenerative medicine company, from August 2004 to July 2009. Mr. Sender also spent over 15 years in several leadership roles within Merck & Co. Inc., a publicly traded pharmaceutical company. Mr. Sender received a B.S. in Finance from Boston University and an M.B.A. from Carnegie-Mellon University.

Mr. Sender is qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii). Mr. Sender’s experience as a board member and executive of both public and private companies in the life sciences industry and his management experience is valuable to the Board of Directors and the Company.

Vote Required

Provided that a quorum is present, the two nominees for Class III director receiving a plurality of the votes cast by the stockholders entitled to vote on the election at the 2026 Annual Meeting will be elected. Accordingly, the two nominees receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO NOMINEES LISTED ABOVE AS CLASS III DIRECTORS

4  iBio, Inc.

Proposal 1 Election of Directors

Continuing Directors

The directors who will continue to serve as directors following the 2026 Annual Meeting and their ages, position, with our Company, length of service on the Board of Directors, the expiration of their respective terms, their principal occupation, business experience and certain other information are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires

Class I Directors
David Arkowitz	64	Class I Director	November 2024	2027
António Parada	57	Class I Director	November 2024	2027
Class II Directors
Dr. Martin Brenner	56	Class II Director	June 2024	2028
Dr. Alexandra Kropotova	53	Class II Director	October 2020	2028
Dr. Elizabeth Stoner	76	Class II Director	May 2026	2028

CLASS I DIRECTORS

David Arkowitz, 64
DIRECTOR SINCE: November 2024	COMMITTEES: Member of Audit Committee Member of Nominating and Corporate Governance Committee

BACKGROUND

David Arkowitz was appointed as a member of our Board of Directors in November 2024 and serves as a member of the Nominating and Corporate Governance Committee and the Audit Committee. Currently, Mr. Arkowitz serves as the Chief Financial Officer (CFO) of Alkeus Pharmaceuticals, a private biopharmaceutical company dedicated to preserving the sight of individuals impacted by retinal diseases. Previously he served as the CFO and Head of Business Development of publicly listed Seres Therapeutics, Inc., from June 2021 until March 2024. Previously, from May 2018 to May 2021, Mr. Arkowitz served as the CFO of Flexion Therapeutics, Inc. (acquired by Pacira BioSciences, Inc.) From September 2013 to May 2018, Mr. Arkowitz served as Chief Operating Officer and CFO at Visterra, Inc. (acquired by Otsuka Pharmaceuticals Co.) where he led the finance, business development, corporate planning and other functions. Mr. Arkowitz was CFO and General Manager at Mascoma LLC (acquired by Lallemand Inc.) from June 2011 to September 2013. Previously, Mr. Arkowitz served as CFO and Chief Business Officer at AMAG Pharmaceuticals, Inc., and CFO of Idenix Pharmaceuticals, Inc. (acquired by Merck & Co., Inc.). Prior to Idenix, Mr. Arkowitz spent more than 13 years at Merck & Co., Inc. where he held roles of increasing responsibility, including Vice President and Controller of the U.S. Human Health division and Controller of the Global Research and Development division, and CFO of the Canadian subsidiary. Mr. Arkowitz serves on the board of directors of Kineta, Inc., from December 2022 to June 2025, when it was acquired by TuHURA Biosciences and where he was a member of the audit and nominating and corporate governance committees. He has also served on the board of directors of F-Star Therapeutics, Inc. from November 2020 to March 2023, where he served as the chair of the audit committee and a member of the compensation committee and Yumanity Therapeutics from December 2020 to December 2022, where he served as a member of its audit and nominating and corporate governance committees. Mr. Arkowitz earned a B.A. in Mathematics from Brandeis University and an M.B.A. in Finance from Columbia University Business School.

Mr. Arkowitz is qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii). Mr. Arkowitz brings extensive financial and operational life sciences experience that provide him with the qualifications to serve as a member of our Board of Directors.

Proxy Statement  5

Proposal 1 Election of Directors

António Parada, 57
DIRECTOR SINCE: November 2024	COMMITTEES: Member of Nominating and Corporate Governance Committee

BACKGROUND

António Parada was appointed as a member of our Board of Directors in November 2024 and currently serves as a member of the Nominating and Corporate Governance Committee. He is the Founder and previously the CEO of FairJourney, a privately held company and a leading antibody discovery contract research organization supporting more than 250 clients across the globe, a role he has held since founding the company in May 2012. In June 2024, the Partners Group, one of the largest firms in the global private markets industry with approximately $150 billion in assets under management, acquired a majority ownership in FairJourney. Prior to FairJourney, Mr. Parada was the General Manager of Instituto de Biologia Molecular e Celular (IBMC), in Porta, Portugal, from 2002 until 2013. From February 2011 until May 2012, Mr. Parada was the Manager of the Clinical Trial Unit of IPO Porto - Cancer Hospital in Porto, Portugal. From June 2008 to March 2012, Mr. Parada was the Site Manager of Ablynx’ (a subsidiary of Sanofi S.A.) “Centre of Excellence in Phage Display” located in Portal, Portugal. In June 2002, Mr. Parada founded the BioCodex Group, a consulting firm, and was the CEO until December 2008, which firm had a turnover of approximately 10 million Euros. Mr. Parada was a Board Member of Centro de Diagnóstico y Estudios Metabólicos Avanzados de Cantabria (CDEMAC) from May 2014 until May 2017 and is currently the Chairman of the Supervisory Board of EMBLEM, a position he has held since January 2011. Mr. Parada has 15 publications in peer reviewed journals on pharmacology and several others in botany, management, marketing and security and holds the medal of Merit of the city of Porto, Portugal and career award of the city of Matosinhos, Portugal. Mr. Parada graduated from the University of Porto, Portugal and has a MBA from the Portuguese Catholic University.

Mr. Parada brings extensive antibody drug discovery, fundraising and management experience that provide him with the qualifications to serve as a member of our Board of Directors.

CLASS iI DIRECTORS

DR. MARTIN BRENNER, 56
DIRECTOR SINCE: June 2024	COMMITTEES: None

BACKGROUND

Dr. Martin Brenner has served as the Company’s Chief Executive Officer (CEO) since June 22, 2023, its interim CEO from January 20, 2023 until his appointment as CEO and as the Company’s Chief Scientific Officer (CSO) since January 18, 2021. Dr. Brenner was appointed as a member of the Board of Directors on May 9, 2024 effective June 1, 2024. Dr. Brenner has a strong history of success heading drug discovery and development teams at several of the world’s leading pharmaceutical companies, including AstraZeneca (“AstraZeneca”), Eli Lilly and Company (“Lilly”), Pfizer Inc. (“Pfizer”), and Merck Research Laboratories (“Merck Research Labs”). Most recently, Dr. Brenner served as Senior Vice President, CSO of Pemex Inc. from March 2019 until its acquisition by Ligand Pharmaceuticals Incorporated in October 2020. From 2017 to 2018, Dr. Brenner served as CSO at Recursion Pharmaceuticals, Inc., a publicly listed biotechnology company. From 2016 to 2017, Dr. Brenner served as Vice President and Head of Research and Early Development at Stoke Therapeutics, Inc., a biotechnology company. From 2013 to 2016, Dr. Brenner served as Executive Director, Diabetes & NASH, and Chair of Diabetes & NASH Early Discovery Unit at Merck Research Lab. From 2012 to 2013, Dr. Brenner served as Senior Director, Head of Bioscience, CVMD at AstraZeneca. From 2009 to 2012, Dr. Brenner served as an Associate Research Fellow for the Diabetes Prevention and Remission Group at Pfizer. From 2003 to 2009, Dr. Brenner served as Senior Research Scientist for the Diabetes Drug Hunting Team at Lilly. Dr. Brenner holds a Ph.D. in Pharmacology from the Veterinary School of Hannover in Hannover, Germany a DVM from Veterinary School of Ludwig-Maximilians-University in Munich, Germany.

We believe Dr. Brenner’s experience and knowledge of drug discovery and his experience in various leadership roles in successful pharmaceutical companies and biologics is valuable to the Board of Directors and the Company.

6  iBio, Inc.

Proposal 1 Election of Directors

DR. ALEXANDRA KROPOTOVA, 53
DIRECTOR SINCE: October 2020	COMMITTEES: Chair of Nominating and Corporate Governance Committee Member of Compensation Committee

BACKGROUND

Dr. Alexandra Kropotova was appointed as a member of our Board of Directors in October 2020 and currently serves as Chair of the Nominating and Corporate Governance Committee of the Board of Directors and as a member of the Compensation Committee. Dr. Kropotova is a biopharmaceutical executive with expertise in all phases of global clinical development, translational medicine and medical affairs. Currently, Dr. Kropotova is Executive Vice President and Chief Medical Officer at SAb Biotherapeutics, a publicly traded biopharmaceutical company, leading the strategy, direction, and execution of the company’s portfolio of innovative polyclonal antibody assets. Prior to SAb Biotherapeutics, she has served as Vice President, Global Specialty R&D, Respiratory & Inflammation Therapeutic Area at Teva Pharmaceuticals, where she led the design and execution of global clinical development programs, the majority of which are biologic candidates for pulmonary, chronic inflammatory or autoimmune indications. Prior to joining Teva, between 2007-2016, Dr. Kropotova served in various roles at Sanofi, including Vice President, Strategy & Strategic Planning Head, North American Medical Affairs; Associate Vice President and subsequently Vice President, Immuno-Inflammation, Global R&D; and Senior Medical Director, Respiratory, Allergy & Anti-Infectives. Prior to joining Sanofi, she served in various roles at Pfizer Inc. from 2002-2007, most recently as Director & Head of Global Clinical Respiratory and Analgesics. Dr. Kropotova received her Master of Business Administration Degree from Ohio University Graduate School of Business, Athens, Ohio, and her Medical Degree in Internal Medicine from the Vladivostok State Medical University, Vladivostok, Russia.

We believe Dr. Kropotova’s experience and knowledge as a medical professional and biologics development experience across multiple therapeutic areas along with her experience in various leadership roles in successful pharmaceutical companies is valuable to the Board of Directors and the Company.

DR. ELIZABETH STONER, 76
DIRECTOR SINCE: May 2026	COMMITTEES: Member of Compensation Committee

BACKGROUND

Dr. Elizabeth Stoner was appointed as a member of our Board of Directors in May 2026 and currently serves as a member of the Compensation Committee. Dr. Stoner is currently an Entrepreneur Partner at MPM BioImpact, supporting both private and public funds. Dr. Stoner has held several leadership roles at MPM BioImpact portfolio companies including interim Chief Executive Officer of Semma Therapeutics; and founder, Chief Medical Officer and Chief Development Officer of Rhythm Pharmaceuticals, Inc. She also served in clinical and advisory roles at Clinical Ink, Inc., Potenza Therapeutics, Inc., Solasia Pharma, Werewolf Therapeutics Inc., and TriNetX, LLC. Prior to joining MPM BioImpact, Dr. Stoner was Senior Vice President of Global Clinical Development Operations at Merck Research Laboratories where she was responsible for its clinical development activities in more than 40 countries. Prior to joining the Merck Research Laboratories, she was an Assistant Professor of Pediatrics at Cornell University Medical College. Dr. Stoner currently serves as a member of the board of two privately held, clinical stage biopharmaceutical companies, LIB Therapeutics, since 2016, and Antiva Bioscience, since 2023. She also served as a member of the board of Arovella Therapeutics Ltd., a biotechnology company traded on the Australian Securities Exchange, from November 2021 until February 2026. Dr. Stoner received her M.D. from the Albert Einstein College of Medicine, M.S. in Chemistry from SUNY at Stony Brook, New York and B.S. in Chemistry from Ottawa University, Kansas.

We believe Dr. Stoner’s experience and knowledge as a medical professional and biologics development experience across multiple therapeutic areas along with her experience in various leadership roles in successful pharmaceutical companies is valuable to the Board of Directors and the Company.

Proxy Statement  7

Information Regarding The Board of Directors and Corporate Governance

INFORMATION REGARDING

The Board of Directors and Corporate Governance

Independence of the Board of Directors

Our Common Stock has traded on the Nasdaq Stock Market LLC, or Nasdaq, under the symbol “IBIO” since April 2025. Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq listing standards, for a director to be deemed independent, the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors undertook a review of the independence of each director and director nominee and considered whether any director or director nominee has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director and director nominee concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors and director nominees, other than Dr. Brenner, are independent. As a result, our Board of Directors has determined that each of David Arkowitz, William D. Clark, Dr. Alexandra Kropotova, António Parada, Gary Sender and Dr. Elizabeth Stoner, are (or would be if elected) “independent directors” as that term is defined in Section 5605 of the Nasdaq Listing Manual. In addition, our Board of Directors determined that each director who served as a member of the Audit, Compensation, and Nominating and Corporate Governance Committees during the fiscal year 2026 was, and each current member of the Audit, Compensation, and Nominating and Corporate Governance Committees is, an independent director pursuant to all applicable listing standards of Nasdaq.

In making these determinations, the Board of Directors considered the current and prior relationships that each director and director nominee has with our Company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each director and director nominee, and the transactions involving them described in the section of this Proxy Statement entitled “Transactions with Related Persons, Promoters and Certain Control Persons.”

Board of Directors Composition and Refreshment Process

Our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our second amended and restated bylaws. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

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Information Regarding The Board of Directors and Corporate Governance

Vacancies on the Board of Directors may be filled only by a majority of the remaining directors, even if such directors do not constitute a quorum. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

In addition, under the terms of our second amended and restated bylaws, members of our Board of Directors may only be removed for cause. This requirement, as well as the classification of the Board described above, may have the effect of delaying or preventing changes in control of our Company. Our Board of Directors considers the enhancement of the skill sets, perspectives and experiences when selecting candidates for board service, among other criteria. To that end, our Board of Directors is committed to including individuals with a varied range of backgrounds, skills and perspectives on the board that align with our business strategy. The Board of Directors is focused on having a board comprised of highly qualified individuals with a broad spectrum of competencies and an appropriate mix of experience, expertise and perspectives. This commitment is key to enabling the Board of Directors to carry out its wide-ranging responsibilities and to enhancing stockholder value.

The Board of Directors recognizes the benefits of a variety of talents in its membership as a competitive advantage, For purposes of board composition, in selecting board candidates, our Nominating and Corporate Governance Committee considers individuals with a broad range of skills, perspectives, experience, personal qualities and attributes described under “Director Nomination Process - Nominating and Corporate Governance Committee  – Director Qualifications”, including integrity and commitment to the long-term interests of our stockholders. The Board of Directors will utilize these differences and distinctions among individuals to determine the optimum composition of the board in light of our business strategy, risks and opportunities. While education, knowledge and skills are important factors, the Board of Directors also considers how candidates will contribute to the overall balance of the board and enhance the oversight of our strategic plan, so that the Company benefits from directors with different perspectives, varying viewpoints, backgrounds and experiences.

Board Leadership Structure

William Clark was appointed our Chairman of the Board of Directors on November 1, 2022. The Board of Directors does not currently have a policy that requires the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, or that requires a separate lead independent director. The Board of Directors annually reviews its leadership structure to assess what best serves the interests of the Company and its stockholders at a given time. Currently, the positions of Chief Executive Officer and Chairman of the Board of Directors are held by different persons.

The principal responsibilities of our Chairman of the Board of Directors, William Clark, are to manage the operations of the Board and its committees and provide counsel to the Chief Executive Officer on behalf of the Board. As our Chief Executive Officer, Martin Brenner is responsible for our day-to-day operations and for executing our long-term strategies. The Board believes that an appropriate leadership structure depends on the opportunities and challenges facing a company at a given time. The Board believes that the current leadership structure is appropriate for us at this time. Each independent director has direct access to our Chairman and our Chief Executive Officer, as well as other members of the senior management team. The independent directors meet in executive session without management present at least quarterly.

Proxy Statement  9

Information Regarding The Board of Directors and Corporate Governance

The Board’s Role in Risk Oversight

OUR BOARD OF DIRECTORS OVERSEES OUR RISK MANAGEMENT.

The Board as a whole is responsible for consideration and oversight of risks facing the Company and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board.

Full Board of Directors: Business strategy, including projected opportunities and challenges facing the Company’s business

Audit Committee:

●Financial statements and SEC reporting
●Internal controls over financial reporting
●Accounting and audit matters
●Company’s financial risks and enterprise risk management, including cybersecurity
Compensation Committee: Compensation policies and practices and its relationship to our business objectives and goals

Nominating and Corporate Governance Committee:

●
Board and Committee organization, membership, structure and performance
●
Policies and strategies related to corporate social responsibility and environmental sustainability matters
●
Corporate governance practices

Board and Committee Meetings and Attendance

During the fiscal year ended June 30, 2026, our Board of Directors held five meetings in person or by telephone. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee held five, four and four meetings, respectively, in person or by telephone. During fiscal year 2026, each current member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees of the Board of Directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Stockholders’ Meeting

Although we do not have a policy with regard to attendance of members of the Board of Directors at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings. All of our directors at that time attended the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) in person or via telephone conference.

Stockholder Communications with the Board of Directors

Interested parties may communicate with the Board of Directors or specific members of the Board of Directors, including the independent directors and the members of the Audit Committee or any other committee of the Board of Directors, by submitting correspondence addressed to the Board of Directors of iBio, Inc. c/o any specified individual director or directors at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121. Any such correspondence will be forwarded to the indicated directors. All communications received will be opened by the office of our Corporate Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in iBio for review and possible response.

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Information Regarding The Board of Directors and Corporate Governance

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics within the meaning of Item 406 of Regulation S-K, which applies to all of our employees, including our Chief Executive Officer, a copy of which can be found on our website at www.ibioinc.com. If we make any waivers or substantive amendments to the code of ethics that are applicable to our principal executive officer or our Chief Financial Officer, we will disclose the nature of such waiver or amendment on our internet website at www.ibioinc.com.

Prohibitions on Hedging and Pledging

The Company’s Insider Trading Policy, which is filed as an exhibit to the 2026 Annual Report and posted on our website, prohibits directors, officers and employees from trading in Company stock on the basis of material insider information, which is designed to ensure compliance with insider trading laws. The Company’s Insider Trading Policy also prohibits such individuals from (1) pledging Company securities that involves pledging (or hypothecating) Company securities as collateral for a loan and (2) engaging in hedging or monetization transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, that may permit a holder to continue to own Company securities but without the full risks and rewards of ownership.

The Company’s Insider Trading Policy also provides that no director, officer or employee may engage in any of the following activities with respect to the Company’s securities:

●	trading in the Company’s securities on a short-term basis - as a general rule, any Company securities purchased in the open market (i.e., not including stock purchased upon exercise of an employee stock option or pursuant to an employee stock purchase plan) should be held for a minimum of six months and ideally longer;
●	purchases of Company securities on margin;
●	short sales of the Company’s securities; and
●	buying or selling puts or calls on Company securities.

Proxy Statement  11

Information Regarding Committees of the Board of Directors

INFORMATION REGARDING

Committees of the Board of Directors

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. At the beginning of the year ended June 30, 2026, the Board of Directors had three (3) standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee. The Board of Directors may establish other committees to facilitate the management of our Company’s business, including ad hoc committees to address particular matters. The composition and functions of each standing committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

The charters of each of our Board committees are available on our website at www.ibioinc.com.  Information contained on or accessible through our website is not a part of this proxy statement and the inclusion of such website address in this Proxy Statement is an inactive textual reference only. All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and the Securities and Exchange Commission (the “SEC”), rules and regulations as further described below.

Committees of the Board of Directors

The table set forth below shows the directors who are currently members or Chair of each of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

12  iBio, Inc.

Information Regarding Committees of the Board of Directors

Below is a description of each committee of the Board of Directors.

AUDIT COMMITTEE
CURRENT COMMITTEE MEMBERS:	Gary Sender (Chair)	William D. Clark	David Arkowitz	MEETINGS IN FISCAL YEAR 2026: 5

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the Company’s independent public accounting firm, monitors the integrity of the Company’s financial reporting process and risk management, including systems of internal controls regarding finance and cybersecurity, accounting and legal compliance, oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, oversees the Company’s compliance with legal and regulatory requirements and provides an avenue for, and encourages open dialogue and communication among the independent registered public accounting firm, management and the Board of Directors. The Audit Committee monitors the qualifications and performance of the Company’s independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee reviews and approves all related party transactions. The Audit Committee has a charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

The responsibilities of the Audit Committee are further described in the Audit Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website at www.ibioinc.com.

Messrs. Sender, Clark and Arkowitz are each qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii).

Report

The Report of Audit Committee is on page 20 of this proxy statement.

COMPENSATION COMMITTEE
CURRENT COMMITTEE MEMBERS:	Gary Sender (Chair)	Dr. Alexandra Kropotova	Dr. Elizabeth Stoner	MEETINGS IN FISCAL YEAR 2026: 4

The Compensation Committee of the Board of Directors assists the Board in the discharge of the Board’s responsibilities relating to compensation of the Company’s executive officers and directors, reviews and approves compensation plans, policies and programs intended to attract, retain and appropriately reward executive officers and other employees and reviews and approves incentive compensation and equity-based plans, including grants and or awards under such plans. The Compensation Committee also considers other matters as may, from time to time, be referred to them by our Board of Directors.

The responsibilities of the Compensation Committee are further described in the Compensation Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website at www.ibioinc.com.

In August 2024 and October 2025, the Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon, Inc. (“Aon”) as its independent consultant to advise the Compensation Committee on compensation matters and to assist with the review of the Company’s compensation programs and practices. Aon provided the Compensation Committee with advice regarding our executive and director compensation program for fiscal 2025 and fiscal 2026, including competitive market analyses, a review and explanation of current and developing best practices in our market, and current and proposed regulatory changes which could impact the Company. See “Executive Compensation - Independent Consultant; Peer Group and Benchmarking.”

Proxy Statement  13

Information Regarding Committees of the Board of Directors

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
CURRENT COMMITTEE MEMBERS:	Dr. Alexandra Kropotova (Chair)	David Arkowitz	António Parada	MEETINGS IN FISCAL YEAR 2026: 4

The Nominating and Corporate Governance Committee was formed to identify and recommend to the Board of Directors qualified candidates for election, nomination or appointment to the Board, to review and evaluate information available to it regarding candidates proposed by stockholders, to develop and recommend to the Board a set of corporate guidelines applicable to the Company and periodically review and update those guidelines as well as the charters for each of the committees of the Board and to oversee an annual evaluation of the Board and executive management to determine whether it and its committees are functioning effectively.

The responsibilities of the Nominating and Corporate Governance Committee are further described in the Nominating and Corporate Governance Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website. at www.ibioinc.com.

Director Nomination Process

Nominating and Corporate Governance Committee

Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Nominating and Corporate Governance Committee is responsible for, among other matters, annually presenting to the Board a list of individuals recommended for nomination for election as directors at the annual meeting. At least annually and when Board vacancies arise, our Nominating and Corporate Governance Committee identifies and screens candidates for the Board and has the authority as it deems appropriate to retain a professional search firm to identify and evaluate director candidates.

The Nominating and Corporate Governance Committee continuously reviews the changing business conditions and macroeconomic environment that the Company operates in as well as the risks presented by changing business conditions for a company in our competitive industry and growth stage in order to align membership of the Board with our strategic plan, opportunities and challenges. The Nominating and Corporate Governance evaluates the current Board skills, experience, expertise and other attributes when making decisions regarding the nomination of new and incumbent directors.

Before recommending a director candidate, the Nominating and Corporate Governance Committee will review the candidate’s qualifications to determine whether the director candidate meets the qualifications described below. In addition, given the time commitments required for effective board service in our rapidly changing industry, the Nominating and Corporate Governance Committee also considers the professional obligations and other commitments of board candidates, as well as service on other boards, in order to ensure that a director has sufficient time to devote to the duties and responsibilities of service on our Board of Directors.  In the case of an incumbent director, the Nominating and Corporate Governance Committee will also review the director’s service to the Company during the past term, including the number of meetings attended, level of participation, quality of performance, any transactions with the Company engaged in by such director during his term and whether the candidate continues to meet the qualifications for director as described below. In accordance with the Company’s policy, directors cannot be nominated for re-election if they will be 80 years of age or older on the date of the applicable annual meeting, absent a waiver by the Nominating and Corporate Governance Committee and the full Board of Directors. Candidates who turn 80 years of age while serving as a director will retire from the Board of Directors, and therefore not stand for re - election, effective at the annual meeting of stockholders next following the date of which their term expires. After completing this evaluation, the Nominating and Corporate Governance Committee will make a formal recommendation to the full Board as to election or re-election of the candidate.

Candidates may come to the attention of the committee through current and former Board members, management, professional search firms (to whom we would pay a fee), stockholders or other persons. The Nominating and

14  iBio, Inc.

Information Regarding Committees of the Board of Directors

Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. In considering any person recommended by one of our stockholders, the Nominating and Corporate Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. The Nominating and Corporate Governance Committee evaluates candidates for the Board on the basis of the needs of the Board and the standards and qualifications set forth below, regardless of the source of the candidate referral.

Director Qualifications

Our directors are considered based upon various criteria and principles which the Nominating and Corporate Governance Committee, in consultation with the Chairman develop. The set of criteria and principles are submitted to the Board of Directors for approval. Currently, the criteria and principles used by the Nominating and Corporate Governance Committee in the director selection process includes, but is not limited to, a candidate’s broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, other time commitments and personal integrity and judgment. Further, the Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as our director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of our business and affairs and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities.

Board Representation

The Board of Directors believes given the diverse skills and experience required to grow our Company that the input of all members of the Nominating and Corporate Governance Committee is important for considering the qualifications of individuals to serve as directors.

At least annually and when Board vacancies arise, our Nominating and Corporate Governance Committee and the Board will review the qualifications, judgment, attributes, background, experiences, perspectives and skills of each director and any director candidate and the interplay of these traits with the Board as a whole.

Stockholder Recommendations for Director Nominees

Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121, Attn: Corporate Secretary. Other than a stockholder who has a contractual right to nominate a director, if a stockholder wishes to formally place a candidate’s name in nomination, he or she must do so in accordance with the provisions of our second amended and restated bylaws. The recommendation must include the same information that would be required for a candidate to be nominated by a stockholder at a meeting of stockholders as described under “Stockholder Proposals for the 2027 Annual Meeting” on page [ ]. Candidates who are recommended by stockholders, as opposed to nominated by the Board of Directors, will receive the same consideration as other proposed candidates.

Proxy Statement  15

Director Compensation for 2026 Fiscal Year

DIRECTOR COMPENSATION

For 2026 Fiscal Year

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended June 30, 2026. Dr. Brenner, our Chief Executive Officer and Chief Scientific Officer, received no compensation for his service as a director, and is not included in the table below.

					(f)
					Change in
					Pension Value
				(e)	and
	(b)			Non-Equity	Nonqualified
	Fees Earned	(c)	(d)	Incentive	Deferred	(g)
	or Paid	Stock	Option	Plan	Compensation	All Other	(h)
	in Cash	Awards	Awards(1)(2)(3)	Compensation	Earnings	Compensation	Total
(a) Name	($)	($)	($)	($)	($)	($)	($)

David Arkowitz	$55,000	$—	$13,382	$—	$—	$—	$68,382
William Clark	$85,000	$—	$13,382	$—	$—	$—	$98,382
Dr. Alexandra Kropotova	$57,500	$—	$13,382	$—	$—	$—	$70,882
António Parada	$45,000	$—	$13,382	$—	$—	$—	$58,382
Evert Schimmelpennink(4)	$40,497	$—	$13,382	$—	$—	$—	$53,879
Gary Sender	$75,000	$—	$13,382	$—	$—	$—	$88,382
Dr. Elizabeth Stoner(5)	$7,090	$—	$84,827	$—	$—	$—	$91,917

(1)	This column reflects the aggregate fair value of the option awards granted during the year ended June 30, 2026 computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. The value assumption used in determining such amounts are described in Note 18 to our consolidated financial statements included in our 2026 Annual Report.
(2)	The aggregate number of stock options awarded to each non-employee director during Fiscal Year 2026 was as follows: Mr. Arkowitz 13,500, Mr. Clark 13,500, Dr. Kropotova 13,500, Mr. Parada 13,500, Mr. Schimmelpennink 13,500, Mr. Sender 13,500 and Dr. Stoner 60,000.
(3)	The aggregate number of stock options outstanding for each non-employee director was as follows as of June 30, 2026: Mr. Arkowitz 26,100 (14,525 vested), Mr. Clark 32,818 (27,193 vested), Dr. Kropotova 32,818 (27,193 vested), Mr. Parada 26,100 (14,525 vested), Mr. Schimmelpennink 0, Mr. Sender 32,818 (27,193 vested) and Dr. Stoner 60,000 (1,667 vested).
(4)	Evert Schimmelpennink resigned from the Board of Directors on May 7, 2026.
(5)	Dr. Elizabeth Stoner was appointed to the Board of Directors on May 7, 2026.

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Director Compensation for 2026 Fiscal Year

Non-Employee Director Compensation Policy

Our non-employee director compensation policy is designed to provide competitive compensation to attract and retain high-quality outside directors. Under our non-employee director compensation policy, we pay each of our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chair of each committee receives an additional cash retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on the Board of Directors.

The cash retainers paid to non-employee directors under our non-employee director compensation policy for service on the Board of Directors and for service on each committee of the Board for fiscal year 2026 were as follows:

	Member	Chair
	Annual	Annual
	Service	Service
	Retainer	Retainer

Board	$40,000	$35,000
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000

Per the Board of Directors’ philosophy on compensation for independent directors that was last reviewed and approved in November 2025, the Board of Directors aligns annual equity awards with the 50th percentile of grant as a percentage of the Company, which is 0.06% of current shares outstanding. Our non-employee director compensation policy provides that on the date of each annual meeting of stockholders, each non-employee director that continues to serve as a non-employee director receives options to purchase shares of Common Stock. In addition, for initial awards, the Board of Directors has historically applied a multiple of two to the annual award. All equity grants to independent directors vest pro rata over 36 months. Directors have been and will continue to be reimbursed for expenses directly related to their activities as directors, including attendance at Board and committee meetings.

Proxy Statement  17

Proposal 2 Ratification of Appointment of Independent Registered Public Accounting Firm

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

Our independent registered public accounting firm for the fiscal year ended June 30, 2026 was the firm of Grassi & Co., CPAs, P.C. (“Grassi”). The Audit Committee of the Board of Directors has appointed Grassi as our independent registered accounting firm for the year ending June 30, 2027. A representative of Grassi is expected to be present either virtually or via teleconference at the 2026 Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

iBio is asking its stockholders to ratify the appointment of Grassi as iBio’s independent registered public accounting firm for the fiscal year ending June 30, 2027. Although ratification is not required by law, our second amended and restated bylaws or other governing documents, we are submitting the selection of Grassi to you for ratification as a matter of good corporate practice. If the selection is not ratified by a majority of the votes cast on this proposal at the 2026 Annual Meeting, our Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

During the fiscal years ended June 30, 2026 and 2025, neither the Company nor anyone on its behalf consulted with Grassi regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents the aggregate fees including expenses billed to us for the years ended June 30,2026 and 2025 by our auditors:

	Year ended	Year ended
	June 30,	June 30,
	2026	2025

Audit fees and expenses(1)	$353,974	$330,341
Taxation preparation fees	—	—
Audit related fees	—	—
Other fees	—	—
Total fees	$353,974	$330,341

(1)

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid Grassi & Co., CPAs P.C. for professional services for the audit of our financial statements included in our Annual Reports on Form 10-K, review of our financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, consents, comfort letters and assistance with and review of our documents filed with the SEC.

18  iBio, Inc.

Proposal 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all of the audit services provided by Grassi & Co., CPAs P.C. to us during the fiscal years ended June 30, 2026 and June 30, 2025.

Vote Required

The affirmative vote of the holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting on this proposal will be required to approve the ratification of the appointment of Grassi & Co., CPAs P.C. as iBio’s independent registered public accounting firm for the fiscal year ending June 30, 2027. Since abstentions are not considered votes cast on this proposal, they will have no effect on this proposal. Broker non-votes are not expected for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2027.

Proxy Statement  19

Audit Committee Report

AUDIT

Committee Report

The Audit Committee reviews the Company’s financial reporting processes on behalf of the Board. Management is responsible for the financial statements and the reporting processes, including the internal control over financial reporting. The Company’s independent registered public accounting firm, Grassi, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors these processes. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) or that our auditors are in fact independent.

The Audit Committee reviewed and discussed iBio’s audited consolidated financial statements as of and for the year ended June 30, 2026 with the management of iBio and Grassi. Further, the Audit Committee discussed with Grassi (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (ii) the independence of Grassi from the Company and management. The Audit Committee also has received the written disclosures and the letter from Grassi required by applicable requirements of the PCAOB regarding Grassi’s communications with the audit committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Gary Sender (Chair)	William D. Clark	David Arkowitz

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of iBio, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

20  iBio, Inc.

Proposal 3 Advisory Vote on the Approval of Executive Compensation

PROPOSAL 3

Advisory Vote on the Approval of Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to cast a nonbinding, advisory vote on the compensation of our named executive officers. This vote, commonly known as a “Say-on-Pay” vote, gives stockholders the opportunity to vote for or against named executive officer compensation during a given fiscal year.

Our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. Our executive officers are rewarded for the achievement of specific operating goals established by the Compensation Committee and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors is asking our stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2026 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2026, and the other related tables and disclosures).”

The Say-on-Pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our stockholders and we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

In keeping with the preference expressed by our stockholders at our 2025 Annual Meeting of Stockholders, our Board has adopted a policy of holding say-on-pay votes every year until the Company is required to hold another advisory vote on the frequency of Say-on-Pay votes, which will occur no later than our 2031 Annual Meeting. The next “say-on-pay” vote will occur at our 2027 Annual Meeting.

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Proposal 3 Advisory Vote on the Approval of Executive Compensation

Required Vote

The affirmative vote of holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting on this proposal is required to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement. Since abstentions and broker non-votes are not considered votes cast on this proposal, they will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

22  iBio, Inc.

PROPOSAL 4 Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

PROPOSAL 4

Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

The Board of Directors has adopted a resolution approving and recommending to our stockholders for their approval, a proposed amendment to our Certificate of Incorporation to effect an increase in the number of shares of our authorized Common Stock from the 275,000,000 shares that are currently authorized for issuance pursuant to our Certificate of Incorporation to a total of 500,000,000 shares of Common Stock (the “Authorized Share Increase”). Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable.

The text of the form of the proposed amendment to the Certificate of Incorporation, to implement the Authorized Share Increase is set forth in the certificate of amendment annexed to this proxy statement as Appendix A. Assuming the stockholders approve the Authorized Share Increase Proposal and the Board of Directors still deems doing so advisable, the increase in our authorized Common Stock will be effected upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware. The Board of Directors will implement the authorized Common Stock increase at such time, if ever, if and when it is deemed by the Board to be advisable and in the best interests of the Company and its stockholders. The Board of Directors will also have the discretion to abandon the increase in the authorized shares of Common Stock if the Board does not believe it to be in the best interests of the Company and its stockholders. If the Board of Directors does not implement an approved increase in the number of authorized shares of Common Stock prior to the one-year anniversary of the 2026 Annual Meeting, the Board of Directors will again seek stockholder approval of the amendment to our Certificate of Incorporation, as amended, before implementing any authorized Common Stock increase.

The Board of Directors proposes and recommends increasing the number of shares of our authorized Common Stock from the 275,000,000 shares that are currently authorized for issuance pursuant to our Certificate of Incorporation to a total of 500,000,000 shares of Common Stock. Of our 275,000,000 shares of currently authorized Common Stock, 60,853,561 shares were outstanding as of the Record Date, and after taking into account (i) shares underlying outstanding warrants and options, and (ii) the reservation of shares for issuance under our stock incentive plans, approximately 81,414,117 of the 275,000,000 shares authorized in our Certificate of Incorporation would be available for issuance.

The chart below illustrates the number of shares of Common Stock that will be available for issuance if the increase in the number of authorized shares of Common Stock is effected.

	Estimated number of	Estimated number of
	shares of Common Stock	shares of Common Stock
	before the Authorized	after the Authorized
	Share Increase	Share Increase

Authorized	275,000,000	500,000,000
Issued and Outstanding	60,853,561	60,853,561
Issuable under Outstanding Warrants	129,233,048	129,233,048
Issuable under Outstanding Stock Options	3,248,513	3,248,513
Reserved for Issuance(1)	250,761	250,761
Authorized but Unissued(2)	81,414,117	306,414,117

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PROPOSAL 4 Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

(1)	Shares reserved for future issuance under our existing equity incentive plans, excluding shares issuable under outstanding stock options.
(2)

Shares authorized but unissued represent shares of Common Stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options and shares reserved for issuance under equity incentive plans. The Board of Directors believes that the increase in the number of our authorized shares of Common Stock is advisable and in our best interest and the best interest of our stockholders. The increase will provide us with flexibility in completing financing and capital raising transactions, which may be necessary for us to execute our future business plans. Other possible business and financial uses for the additional shares of Common Stock include, without limitation, attracting and retaining employees by the issuance of additional securities, and other transactions and corporate purposes that the Board of Directors may deem are in our best interest. We could also use the additional shares of Common Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. We believe that the additional authorized shares of Common Stock would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law, as applicable, or under applicable Nasdaq rules. As of the date of this Proxy Statement, we have no definite plans, proposals or arrangements regarding the newly authorized shares of Common Stock that would be authorized. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in our best interest and the best interest of our stockholders. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, and that, if consummated, they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

The increase in the number of authorized shares of Common Stock would not have any dilutive effect on the proportionate voting power or other rights of existing stockholders until additional shares are issued.

As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Authorized Share Increase Proposal may, among other things, decrease existing stockholders’ percentage equity ownership, could be dilutive to the voting rights of existing stockholders and, depending on the price at which they are issued, could have a negative effect on the market price of the Common Stock.

Potential Anti-takeover Effects of the Authorized Share Increase

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to our Certificate of Incorporation will provide that the number of authorized shares of Common Stock will be 500,000,000, if effected, the increase in the number of shares authorized for issuance will result in an increase in the number of authorized but unissued shares of our Common Stock which could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board of Directors. We have not proposed the Authorized Share Increase Proposal with the intention of using the additional authorized shares for anti-takeover purposes. An increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our authorized shares could potentially deter takeovers, including takeovers that the Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of shares authorized for issuance may therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increase in the number of shares authorized for issuance may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Although the increase in the number of shares authorized for issuance has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the increase in the number of shares authorized for issuance could facilitate future attempts

24  iBio, Inc.

PROPOSAL 4 Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

by us to oppose changes in control of our Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Common Stock.

Vote Required

Approval of the amendment to our Certificate of Incorporation, as set forth in the certificate of amendment attached as Appendix A, requires an affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present or represented and voting at the 2026 Annual Meeting. Abstentions are not votes cast and will have no effect on the vote for the proposal. Broker non-votes, if any (although no broker non-votes are expected since this is a routine matter upon which brokers may vote in their discretion if not directed how to vote) are not votes cast and therefore will not affect the outcome of this Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARE INCREASE PROPOSAL.

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PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

PROPOSAL 5

Approval of an Amendment to the Company’s 2023 Omnibus Incentive Plan

Overview

We are asking stockholders to approve an amendment (the "Plan Amendment") to the iBio, Inc. 2023 Omnibus Incentive Plan (the Plan) to amend the annual share reserve increase provision (commonly referred to as an "evergreen" provision) set forth in Section 3(a) of the Plan. Specifically, the Plan Amendment would amend the “evergreen” provision such that on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to: (i) 5% of the number of shares of Common Stock outstanding at December 31 of the preceding calendar year plus; (ii) 3% of the number of shares of Common Stock issuable upon exercise of pre-funded warrants outstanding at December 31 of the preceding calendar year, rather than solely five percent (5%) of the number of shares of Common Stock outstanding on such date. The Plan Amendment will further provide that on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to 5% of the total number of shares of Common Stock outstanding at December 31 of the preceding calendar year.

The Board believes the Plan Amendment is appropriately tailored to address a temporary capital structure issue resulting from the significant number of Pre-Funded Warrants issued in recent financing transactions.  The inclusion of Pre-Funded Warrants in the evergreen formula calculation will automatically sunset after the January 1, 2029 increase, thereafter reverting to the original evergreen formula that was approved by stockholders when the Plan was initially approved in 2023.

No other changes are being made to the terms of the Plan. The full text of the proposed Plan Amendment is attached as Appendix B to this proxy statement.

Background and Rationale for the Plan Amendment

The Board of Directors recommends that stockholders approve the Plan Amendment after careful consideration of the Company's current and anticipated equity compensation needs and the evolution of the Company's capital structure. The Board believes the Plan Amendment is in the best interests of the Company and its stockholders.

In making such recommendation, the Board considered a number of factors, including the following:

●Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The Plan Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.
●Since the Plan was originally adopted in 2023, the Company has issued a significant number of pre-funded warrants to purchase shares of Common Stock ("Pre-Funded Warrants") in connection with capital-raising transactions, including Pre-Funded Warrants to purchase up to 71,540,000 shares of Common Stock that we issued in an underwritten public offering that closed in August 2025 (the “August 2025 Public Offering”) and Pre-Funded Warrants to purchase up to 9,653,257 shares of Common Stock that we issued in a private placement that closed in January 2026 (the “January 2026 Private Placement”). In connection with the August 2025 Public Offering, we also issued series G warrants and series H warrants to purchase up to an aggregate of 71,540,000, all of which may be exercised for Pre-Funded Warrants instead of Common Stock at the option of the investor. As of the Record Date, there are currently outstanding 93,382,863 Pre-Funded Warrants that were issued in connection with the August 2025 Public Offering and the January 2026 Private Placement. Pre-Funded Warrants are economically equivalent to shares of Common Stock — they are purchased for a price equal to the offering price of a share of Common Stock (less a nominal exercise price of $0.001 or $0.0001 per share), are typically immediately exercisable, do not expire, and their holders bear the same economic risk and reward as common stockholders. Pre-Funded Warrants are utilized as a

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PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

structural mechanism to enable certain institutional investors to participate in capital-raising transactions without exceeding beneficial ownership limitations under applicable regulations. Because Pre-Funded Warrants are the functional equivalent of outstanding shares of Common Stock, holders of Pre-Funded Warrants may be treated as beneficial owners of the underlying shares for purposes of reporting under Sections 13 and 16 of the Securities Exchange Act.  Importantly, Pre-Funded Warrants were issued primarily as a financing mechanism to accommodate institutional investor ownership limitations and do not reflect a permanent change in the Company's capital structure.
●The Plan's existing evergreen provision calculates the annual share reserve increase based solely on the number of shares of Common Stock "outstanding" on December 31 of the preceding calendar year. Because Pre-Funded Warrants are not legally "outstanding" shares of Common Stock until exercised — notwithstanding their economic equivalence — the current evergreen calculation understates the Company's effective capitalization. As of the Record Date, the number of shares issuable upon exercise of our outstanding Pre-Funded Warrants is approximately 150% of our number of outstanding shares of Common Stock. As a result, the annual share reserve increase under the Plan does not keep pace with the Company's actual equity base, and the shares available for issuance under the Plan represent a diminishing percentage of the Company's total economic capitalization over time. This reduces the Company's ability to attract, retain, and incentivize the talent necessary to execute on its strategic objectives.  As a result, the Plan's share reserve has become increasingly disconnected from the Company's actual economic capitalization and employee population that the Plan is intended to support.
●The Plan Amendment does not increase the five percent (5%) rate of the annual evergreen increase. It simply modifies the base against which that percentage is applied to reflect the Company's actual capitalization (for a period of three years after which time the “evergreen” provision will revert back to its current form in the Plan)  and, in fact, the percentage of the annual evergreen increase related to Pre-Funded Warrants in the Plan Amendment is only three percent (3%) instead of five percent (5%) as it relates to the outstanding shares of Common Stock. While the Board believes Pre-Funded Warrants are economically comparable to shares of Common Stock, the Board intentionally adopted a lower 3% factor rather than the 5% factor applicable to outstanding Common Stock in order to provide a measured and stockholder-conscious adjustment.  Without the Plan Amendment, the Company's equity incentive capacity will continue to erode relative to its true capital base, potentially requiring the Company to return to stockholders to request additional share increases more frequently — or, alternatively, to increase cash compensation, which would directly reduce the Company's available capital.  The Plan Amendment is intended to provide a practical runway that aligns the Plan with the Company's current capital structure while minimizing the need for future equity plan proposals. The Board believes that a temporary adjustment is preferable to seeking repeated shareholder approvals for incremental share reserve increases over the next several years.
●The Board retains its existing discretion under the Plan to act prior to January 1 of any given calendar year to provide that the increase for such year will be a lesser number of shares, ensuring ongoing Board oversight and discipline over the Company's equity compensation practices.
●Several Nasdaq-listed companies that have issued Pre-Funded Warrants in connection with capital-raising transactions have adopted similar amendments to their equity incentive plans, recognizing that Pre-Funded Warrants are economically indistinguishable from outstanding shares of Common Stock and should be included in the capitalization base for purposes of equity plan evergreen provisions.  The Board evaluated alternative approaches but concluded that a limited three-year adjustment to the evergreen calculation represented the most stockholder-aligned solution.

Stockholders are asked to approve the Plan Amendment to satisfy Nasdaq requirements relating to stockholder approval of equity compensation arrangements and to qualify certain stock options authorized under the Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code (the “Code”).

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our annual stock award Burn Rate and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders' value by granting what, in the Compensation Committee's judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, non-employee directors and consultants. The table below illustrates our Burn Rate and Overhang under our Plan for the past three fiscal years with details of each calculation noted below the table.  Burn Rate and Overhang are calculated using shares of Common Stock outstanding, consistent with prevailing market practice, and therefore do not reflect shares underlying outstanding Pre-Funded Warrants.

Share Element	2026	2025	2024

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PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

Burn Rate (1)	1.6%	6.5%	25.8%
Overhang (2)	5.5%	8.2%	13.9%

(1)	Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(total weighted average shares of Common Stock issued and outstanding for that fiscal year).
(2)	Overhang is (number of shares subject to outstanding awards at the end of a fiscal year + number of shares available for new awards under incentive plan)/(number of shares of Common Stock issued and outstanding for that fiscal year).

Text of the Amendment

The proposed Plan Amendment is attached hereto as Appendix B. The proposed Plan Amendment amends the "evergreen” provision of the Plan, such that: (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to: (i) 5% of the number of shares of Common Stock outstanding at December 31 of the preceding calendar year plus; (ii) 3% of the number of shares of Common Stock issuable upon exercise of Pre-Funded Warrants outstanding at December 31 of the preceding calendar year; and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to 5% of the total number of shares of Common Stock outstanding at December 31; provided, however, that the Board may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock.

For purposes of the Plan Amendment, "Pre-Funded Warrants" means warrants or similar instruments issued by the Company to purchase shares of common stock that (a) have an exercise price equal to $0.01 or less per share, (b) are immediately exercisable upon issuance, and (c) do not expire until exercised in full. For the avoidance of doubt, "Pre-Funded Warrants" shall not include any other warrants, options, convertible securities, or rights to purchase shares of Common Stock that do not satisfy all of the foregoing criteria.

As of [September 1, 2026], we have 250,761 shares of Common Stock available for future issuance under the Plan (not including future increases under the Plan's current evergreen provision). We do not believe that the number of additional awards that will become available for grant under the Plan pursuant to the current evergreen provision is sufficient to enable us to retain and recruit employees, officers, non-employee directors and other individual service providers and to align and increase their interests in our success. The current evergreen provision also understates the Company's effective capitalization. We estimate that with the Plan Amendment, we will have a sufficient number of shares of Common Stock to cover issuances under the Plan through the end of calendar year 2029.

In the event that our stockholders do not approve this proposal, the Plan Amendment will not become effective and awards will continue to be made under the Plan to the limited extent that there are available shares of our Common Stock to do so, including any additional shares of Common Stock that may become available pursuant to the Plan’s current evergreen provision.

Summary of the Plan

The Company adopted the Plan, which became effective on January 1, 2024, following approval by the Company's stockholders on November 27, 2023. The Plan is a successor to the Company's 2020 Omnibus Incentive Plan and the Company's 2018 Omnibus Equity Incentive Plan. The principal purpose of the Plan is to attract, retain and incentivize the Company's officers, employees, non-employee directors and consultants through the granting of certain stock-based awards. The material terms of the Plan are summarized below. Capitalized terms used in this Plan Amendment Proposal that are not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

Administration. The Plan vests broad powers in the Administrator to administer and interpret the Plan. The Administrator is either the Board or the compensation committee of the Board (or a similar committee comprised of not less than two Non-Employee Directors who are independent). The Administrator has the authority to, among other things: select the individuals to whom Awards may be granted; determine the type, size and term of Awards; determine and modify from time to time the terms and conditions of any Award; accelerate the exercisability or vesting of all or any portion of any Award; and interpret the terms and provisions of the Plan. The Administrator may delegate all or part of its authority and duties with respect to granting Awards to one or more officers of the Company, including the Chief Executive Officer, subject to certain limitations and provided applicable law so permits.

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PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

The Board may amend or discontinue the Plan and the Administrator may amend or cancel any outstanding Award at any time; provided, however, that no such action shall materially and adversely affect rights under any outstanding Award without the holder's consent. Without prior stockholder approval, in no event may the Administrator reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. Plan amendments are subject to stockholder approval to the extent required under the rules of any securities exchange on which the Stock is listed or as determined by the Administrator to be required by the Code.

Eligibility. Any of our officers, employees, Non-Employee Directors, and Consultants of the Company and its Affiliates are eligible to participate in the Plan and may be selected by the Administrator to receive an Award; provided that Awards may not be granted to employees, directors or consultants who are providing services only to any "parent" of the Company unless certain conditions are met.

Vesting. The Administrator determines the vesting conditions for Awards. Stock Options and Stock Appreciation Rights become exercisable at such time or times as determined by the Administrator. Restricted Stock Awards and Restricted Stock Units are subject to such restrictions and conditions as the Administrator may determine at the time of grant, which may include continuing employment or service and/or achievement of pre-established performance goals.

Shares of Common Stock Available for Issuance. Subject to certain adjustments, the maximum number of shares of Common Stock initially reserved and available for issuance under the Plan was 1,200,000 shares (the "Limit"). In addition, under the Plan’s current evergreen provision, the maximum number of shares of Common Stock that may be issued under the Plan will automatically increase on January 1 of each calendar year commencing on January 1, 2025 and ending on (and including) January 1, 2033, by a number of shares of Common Stock equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year. If this Plan Amendment Proposal is approved, the Plan’s "evergreen” provision will be amended, such that: (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to: (i) 5% of the shares of Common Stock outstanding at December 31 of the preceding calendar year plus; (ii) 3% of the shares of Common Stock issuable upon exercise of Pre-Funded Warrants outstanding at December 31 of the preceding calendar year; and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to 5% of the total number of shares of Common Stock outstanding at December 31; provided, however, that the Board may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock.

The shares of Common Stock underlying any Awards under the Plan, the Company's 2020 Omnibus Incentive Plan (the “2020 Plan”), and the Company's 2018 Omnibus Equity Incentive Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Common Stock available for issuance under the Plan. Shares of Common Stock repurchased on the open market will not be added to the shares of Common Stock available for issuance under the Plan. All available shares may be utilized toward the grant of any type of Award under the Plan. The maximum aggregate number of shares of Common Stock that may be issued in the form of Incentive Stock Options shall not exceed the Limit.

In the event of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the Administrator shall make appropriate adjustments to the number and kind of shares authorized by the Plan and covered under outstanding Awards, the exercise price of outstanding Stock Options and Stock Appreciation Rights, and other relevant terms as it determines appropriate and equitable.

Types of Awards. The following types of Awards may be granted to participants under the Plan: (i) Incentive Stock Options; (ii) Non-Qualified Stock Options (and together with Incentive Stock Options, "Stock Options"); (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Units; (vi) Unrestricted Stock Awards; (vii) Cash-Based Awards; and (viii) Dividend Equivalent Rights.

Stock Options. A Stock Option entitles the holder to purchase from us a stated number of shares of Common Stock. An Incentive Stock Option may only be granted to an employee of ours or our eligible Subsidiaries. The exercise price per share for a Stock Option shall not be less than 100% of the Fair Market Value on the date of grant (or 110% of Fair Market Value for an Incentive Stock Option granted to a Ten Percent Owner). The maximum term of a Stock Option shall not exceed 10 years (5 years for Incentive Stock Options granted to a Ten Percent Owner). Options may be

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PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

exercised in whole or in part through cash payment, delivery of previously owned shares, broker-assisted cashless exercise, or with respect to Non-Qualified Stock Options, by "net exercise." To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value of the shares with respect to which Incentive Stock Options become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

Stock Appreciation Rights. A Stock Appreciation Right entitles the recipient to receive shares of Common Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. The maximum term of a Stock Appreciation Right shall not exceed 10 years.

Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Common Stock subject to forfeiture restrictions during a restriction period. Conditions may be based on continuing employment or service and/or achievement of pre-established performance goals. Upon grant and payment of any applicable purchase price, a grantee has the rights of a stockholder with respect to voting but not with respect to the receipt of dividends until the shares vest. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Plan or the Award Certificate. Unvested Restricted Shares are automatically deemed reacquired by the Company upon termination of the Service Relationship.

Restricted Stock Units. Restricted Stock Units are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of applicable vesting conditions, shares of Common Stock (or cash, to the extent explicitly provided for in the Award Certificate). At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in shares of Common Stock or cash. Unvested Restricted Stock Units are automatically deemed reacquired by the Company upon termination of the Service Relationship.

Unrestricted Stock Awards. An Unrestricted Stock Award is a grant of shares of Common Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation.

Cash-Based Awards. A Cash-Based Award entitles the grantee to a payment in cash upon the attainment of specified performance goals.

Dividend Equivalent Rights. A Dividend Equivalent Right entitles the grantee to receive credits based on cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares had been issued to the grantee. Dividend Equivalent Rights granted as a component of Restricted Stock Units shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award.

Sale Event. In the case of a Sale Event (as defined in the Plan), the parties thereto may cause the assumption or continuation of Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity. To the extent the parties do not provide for assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards shall terminate. In such case, all Awards with time-based vesting shall become fully vested and exercisable as of the effective time of the Sale Event, and all Awards with performance-based vesting may become vested in the Administrator's discretion or as specified in the relevant Award Certificate. The Company shall have the option to make or provide for a cash payment to grantees holding Options and Stock Appreciation Rights equal to the difference between the Sale Price and the aggregate exercise price, and to grantees holding other Awards equal to the Sale Price multiplied by the number of vested shares.

Non-Employee Director Compensation Limit. The value of all Awards under the Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $500,000; provided that such amount shall be $750,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed, and $1,500,000 for any Non-Employee Director who serves as Board chair.

Repricing. Without prior stockholder approval, the Administrator may not reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards.

Transferability. Generally, Awards granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. The Administrator may, in its discretion, permit a grantee who is an employee or director to transfer Non-Qualified Stock Options to immediate family members, trusts for the benefit of such family members, or family partnerships, subject to certain conditions.

30  iBio, Inc.

PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

Clawback/Repayment. All Awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with any clawback, forfeiture or other similar policy adopted by the Board or Committee and applicable law.

Term. No grants of Incentive Stock Options may be made after October 8, 2033. No grants of any other Awards may be made after the tenth anniversary of the Effective Date.

New Plan Benefits

The grant of Awards under the Plan is discretionary, and we cannot determine now the number or type of Awards to be granted in the future to any particular person or group other than anticipated annual director grants.

Since it is not possible to determine the exact number of Awards that will be granted under the Plan, the Awards granted during fiscal 2026 under the Plan are set forth in the following table.

	Average	Number of
	Exercise	Shares
	Price Per	Underlying	Dollar
	Award	Awards	Value
Name and Position	($)	Granted	($)(1)

Dr. Martin Brenner, Chief Executive Officer and Chief Scientific Officer	$1.86	659,000	$1,224,254
Felipe Duran, Chief Financial Officer	$1.83	254,000	$464,373
Marc Banjak, Chief Legal Officer	$1.86	201,000	$373,275
All current executive officers as a group	$1.85 (2)	1,114,000	$2,061,902	(3)
All current non-employee directors as a group	$1.17 (2)	141,000	$165,068	(3)
All current non-executive officer employees as a group	$2.12 (2)	452,025	$956,331	(3)

(1)	The valuation of stock awards is based on the grant date fair value computed in accordance with ASC Topic 718. Information about the assumptions used to value these awards can be found in Note 18: “Share Based Compensation” of the Notes to Consolidated Financial Statements contained in the Company’s 2026 Annual Report.
(2)	Represents the weighted-average exercise price for the group.
(3)	Represents the aggregate grant date fair value for the group.

Material U.S. Federal Income Tax Treatment of Options and Awards

The following is a summary of the effect of U.S. federal income taxation on the participants in the Plan and the Company. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Incentive Stock Options ("ISO"). An ISO results in neither taxable income to the optionee, nor a deduction to the Company at the time it is granted or exercised. If the optionee holds the stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a "disqualifying disposition"), then the optionee will include the income, as ordinary compensation for the year of the disposition, in an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation, subject to the limitations of Section 162(m) of the Code. The optionee's tax basis in the shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options ("NSO"). A NSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising a NSO will, at that time, realize taxable compensation in the amount of the excess of the then market value of the shares over the option price. Subject to the applicable

Proxy Statement  31

PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

provisions of the Code, including the limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee's tax basis in shares received upon exercise is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long- or short-term gain (or loss), depending upon the holding period of the shares.

If a NSO is exercised by tendering previously owned shares of the Company's Common Stock in payment of the option price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights ("SAR"). Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If the grantee receives the appreciation inherent in the SAR in cash, the cash will be taxed as ordinary income to the grantee at the time it is received. If the grantee receives the appreciation inherent in the SAR in stock, the value of the stock received is taxable as ordinary income at the fair market value of the stock. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement, subject to the limitations of Section 162(m) of the Code.

Restricted Stock Awards. No income will be recognized at the time of grant by the recipient of a Restricted Stock Award while such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a stock award, the then fair market value of the stock awarded will constitute ordinary income to the grantee. Subject to the applicable limitations of Section 162(m), a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the recipient.

Other Awards. In the case of an award of Restricted Stock Units, Cash-Based Awards, Unrestricted Stock Awards, Dividend Equivalent Rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the recipient has recognized, subject to the limitations of Section 162(m) of the Code.

Market Price of Shares

The closing price of our Common Stock, as reported on Nasdaq on [], 2026 was $[].

Equity Compensation Plan Information

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of June 30, 2026.

	Number of		Number of Securities
	Securities to be		Remaining Available
	Issued upon		for Future Issuance
	Exercise of	Weighted-Average	Under Equity
	Outstanding	Exercise Price of	Compensation Plans
	Equity	Outstanding Equity	(excluding securities
	Compensation	Compensation Plan	reflected in the
	Plan Options	Options	first column)

Equity compensation plan approved by stockholders	2,819,813	$3.44	249,461
Equity compensation plans not approved by stockholders	—	—	—
Total	2,819,813	$3.44	249,461

32  iBio, Inc.

PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Plan.

Vote Required

To be approved, the Plan Amendment must receive the affirmative vote of the holders of shares of stock having a majority of the votes cast by holders of all shares of common stock present or represented and voting on such matter. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal because it is a non-routine matter for which they are not entitled to vote without instructions on how to vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE PLAN.

PROPOSAL 6

Approval of an Adjournment of the 2026 Annual Meeting

Adjournment to Solicit Additional Proxies

If we fail to receive a sufficient number of votes to approve any of the Authorized Share Increase Proposal (Proposal 4) or the Plan Amendment Proposal (Proposal 5) we may propose to adjourn the 2026 Annual Meeting, if the Board of Directors determines it to be necessary or appropriate for the purpose of soliciting additional proxies to approve the Authorized Share Increase Proposal or the Plan Amendment Proposal. We currently do not intend to propose adjournment of the 2026 Annual Meeting, if there are sufficient votes in favor of each of the Authorized Share Increase Proposal and the Plan Amendment Proposal. If our stockholders approve this proposal, the Board of Directors could adjourn the 2026 Annual Meeting and any adjourned session of the 2026 Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Authorized Share Increase Proposal or the Plan Amendment Proposal, we could adjourn the 2026 Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board of Directors) to adjourn the 2026 Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders under Delaware law, other than an announcement at the 2026 Annual Meeting of the time and place to which the 2026 Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires an affirmative vote of the holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting at the 2026 Annual Meeting. Abstentions are not votes cast and will have no effect on the vote for the proposal. Broker non-votes, if any (although no broker non-votes are expected since this is a routine matter upon which brokers may vote in their discretion if not directed how to vote) are not votes cast and therefore will not affect the outcome of this Proposal 6.

Proxy Statement  33

PROPOSAL 6 Approval of an Adjournment of the 2026 Annual Meeting

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

34  iBio, Inc.

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

Who Are Not Directors

Set forth below is certain information regarding the executive officers of the Company who do not serve as directors, including their ages, their positions with our Company and a brief biographical description.

			Served as an
Name	Age	Position	Officer Since

Felipe Duran	47	Chief Financial Officer	June 2023

Marc Banjak	49	Chief Legal Officer	August 2024

Dr. Molly Carr	59	Chief Medical Officer	July 2026

Felipe Duran, 47

BACKGROUND

Felipe Duran has been iBio’s Chief Financial Officer (CFO) since June 2023 and prior thereto from January 20, 2023 he served as iBio’s interim CFO, and previously as iBio’s Vice President of Financial Planning and Analysis (FP&A) from May 2021. Previously, Mr. Duran served as the Executive Director (CFO), of Lupin Latin America, a subsidiary of Lupin Pharmaceuticals, overseeing finance, IT and supply chain for the region and for the US R&D finance organization, from May 2016 to May 2021. Previously, Mr. Duran served as the Executive Director (CFO), of Lupin Latin America, a subsidiary of Lupin Pharmaceuticals, from May 2016 – May 2021. In this role, Mr. Duran was responsible for finance, IT and supply chain for Latin America. Additionally, Mr. Duran was responsible for the US R&D finance organization. Prior to joining Lupin Pharmaceuticals, Mr. Duran held various strategic positions at Teva Pharmaceuticals in both its growth markets and Latin America regions. Earlier in his career, Mr. Duran held FP&A and other financial related roles with British United Provident Association Limited (BUPA), a multi-national health insurance and healthcare company, Noven Pharmaceuticals, Inc., Bayview Asset Management, LLC., HIG Capital  and IBM Corporation. Mr. Duran received a B.A. in Finance and an M.B.A from the University of Miami.

Marc Banjak, 49

BACKGROUND

Marc Banjak has been iBio’s Chief Legal Officer (CLO) since August 2024 and prior thereto from February 21, 2022 he served as iBio’s General Counsel and Corporate Secretary.  Mr. Banjak previously served as the first general counsel of both Istari Oncology, a privately-held company, from April to September 2021, and Dova Pharmaceuticals, then a publicly traded company, leading the legal and compliance functions within both organizations, from October 2017 to April 2021. While at Dova, Mr. Banjak advised the company through the acquisition of Dova by Swedish Orphan Biovitrum AB. Prior to that, Mr. Banjak worked as an attorney at PRA Health Sciences, B. Braun Medical, and PPD.  Prior to entering the biotechnology and contract research industries, Mr. Banjak served as an active-duty officer in the U.S. Air Force in a variety of legal roles.  Mr. Banjak is admitted to the Colorado State Bar. Mr. Banjak earned his JD from the University of Denver School of Law and a BA in Psychology from Franklin and Marshall College.

Proxy Statement  35

Executive Officers Who Are Not Directors

Dr. Molly Carr, 59

BACKGROUND

Dr. Molly Carr, M.D. has served as our Chief Medical Officer since July 2026 and is a physician executive with extensive experience in the biotechnology and pharmaceutical industries. Immediately prior to joining the Company, she served as Clinical Head, Associate Vice President, Insulin and Glucagon Franchise at Eli Lilly and Company since 2021. In that role, she oversaw clinical development activities for Lilly’s insulin and glucagon portfolio, including late-stage development programs for efsitora, a once-weekly insulin candidate, as well as other diabetes and metabolic disease therapies. Prior to assuming that position, Dr. Carr served as Senior Medical Fellow, Associate Vice President, Diabetes Business Development and External Innovation at Eli Lilly and Company from 2018 to 2021, where she led the evaluation of external business development opportunities and supported licensing and strategic transactions in diabetes and related metabolic diseases. Before joining Eli Lilly, Dr. Carr held positions of increasing responsibility at GlaxoSmithKline plc, including Endocrine Scientific Lead, Metabolic Pathways & Cardiovascular R&D Unit, and Global Medical Affairs Lead for albiglutide. Earlier in her career, she served in clinical development and medical leadership roles at CSL Behring and Wyeth LLC and held academic appointments in endocrinology and metabolism at Northwestern University, the University of Washington, and the University of Pennsylvania. Dr. Carr received a B.A. in Biology from Barnard College and an M.D. from Columbia College of Physicians and Surgeons. She is board certified in Endocrinology, Diabetes and Metabolism and Internal Medicine.

36  iBio, Inc.

Executive Compensation

Executive

Compensation

Introduction

The Compensation Committee of our Board of Directors administers our compensation program for executive officers. This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers named in the “Summary Compensation Table,” who are referred to as our named executive officers (NEOs). For fiscal year 2026, our NEOs are:

DR. MARTIN B. BRENNER	FELIPE DURAN	MARC BANJAK
Chief Executive Officer and Chief Scientific Officer	Chief Financial Officer	Chief Legal Officer

Compensation Philosophy

At iBio, we want employees to share in the success of the Company while being challenged and motivated to perform to the best of their abilities. The Compensation Committee believes that compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should encourage and reward performance as measured against pre-established goals. The Compensation Committee evaluates both performance and compensation to make sure that compensation provided to executives of the Company remains competitive relative to compensation paid by companies of similar size and stage of development operating in our industry, considering the Company’s relative performance and strategic goals. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation but views each element as related but distinct.

Overview of Our Compensation Program

The Compensation Committee seeks to attract and retain superior executive talent by offering competitive base salaries, bonuses and long-term incentives. The Compensation Committee’s philosophy is to deliver higher rewards for superior performance and consequences for underperformance. It is also the Compensation Committee’s practice to provide a balanced mix of cash and equity-based compensation that aligns both the short and long-term interests of our executives with that of our stockholders. Our executive compensation program is based on the following philosophies and objectives:

●

Compensation Should Align with Stockholders’ Interests — The Compensation Committee believes that executives’ interests should be aligned with those of the stockholders. Executives were granted stock options so that their compensation was tied directly to the value realized by our stockholders. Executive bonuses are tied directly to the achievement of performance goals that the Compensation Committee believes will ultimately drive stockholder value creation.

●

Compensation is Competitive — The Compensation Committee seeks to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize our return to stockholders. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable relative to our level of performance and to the compensation opportunities provided by comparable companies with which we compete for talent.

●

Compensation Motivates and Rewards the Achievement of Goals — Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual, long-term and strategic goals. To accomplish this objective, a substantial percentage of total compensation is variable and “at risk,” both through annual incentive compensation in the form of cash bonuses and the granting of long-term incentive awards in the form of stock options, which will only deliver value to the recipient if the share price increases.

Proxy Statement  37

Executive Compensation

Say-on-Pay

As part of the Compensation Committee’s annual review of the executive compensation program, it considers the outcome of the annual advisory vote of stockholders. At the 2025 annual stockholder meeting, approximately 92% of the “say on pay” votes cast were in favor of the compensation of the Company’s NEOs in fiscal year 2025. The Compensation Committee will continue to evaluate our compensation programs to ensure that the management team’s interests are aligned with our stockholders’ interests to support long-term value creation.

Positive Pay Practices

In addition, the following features of our compensation program are designed to align the interests of our executive team with those of our stockholders and with market best practice:

What We Do	What We Don’t Do
Grant compensation that is primarily at-risk and variable	Allow hedging or pledging of Company stock
Subject short-term incentive compensation to measurable and rigorous goals	Stock plan prohibits repricing of stock options without shareholder approval
Use an independent compensation consultant	Provide excessive perquisites
Cap annual cash incentive payments at 150% of target and stock options do not provide value unless there is a stock price increase	Provide supplemental executive retirement plans
Structure compensation to avoid excessive risk taking	Pay tax gross-ups on a change in control
Provide competitive compensation that is compared against an industry peer group	Provide “single trigger” change in control payments
Have a recoupment policy	Provide excessive severance benefits

38  iBio, Inc.

Executive Compensation

Compensation Evaluation Processes

The Compensation Committee considers a number of factors in setting compensation for its executive officers, including Company performance, the executive’s functional performance, experience and responsibilities, and the compensation of executive officers in similar positions in our peer group of companies.

Independent Consultant; Peer Group and Benchmarking

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In August 2024 and October 2025, the Compensation Committee retained Aon to conduct a detailed assessment of the current executive compensation program to recommend any potential policy changes for fiscal year 2025 and 2026. The Compensation Committee assessed the independence of Aon pursuant to SEC rules and in accordance with Nasdaq listing standards, noting that Aon (i) did not have any relationships with the Company, our executive officers or our Compensation Committee members that would impair its independence, and (ii) does not provide any services to the Company other than advice to the Compensation Committee regarding executive officer and director compensation, and concluded that Aon is free from conflicts of interest and is independent.

In October 2025, the Compensation Committee approved a peer group of 22 companies proposed by Aon (the “Peer Group”). The Peer Group was chosen using various parameters, bearing in mind that some of the companies in the Peer Group meet some but not all of the below criteria:

●	Biotechnology with a focus on companies including artificial intelligence in drug discovery.
●	Phase I, Phase II and Phase III companies with preference towards AI enabled companies.
●	Target companies with a market capitalization below $100 million.
●	Target companies under 100 employees in anticipation of FYE 2025-26 headcount projections.
●	Preference was given to US-based companies, with a focus on companies headquartered in San Diego, CA or other life science hubs.

At the time the peer group was approved, we had a 30 day average market cap positioned at the 7th percentile of the peer group, as the peer group median equaled $62.6 million and our projected FYE 2025 headcount (20 employees) was positioned at the 31st percentile of the peer group; as the peer group median equaled 35, even though many companies are larger, they were chosen primarily for their business model, headcount, and stage of development rather than market cap alone. The approved peer group consisted of the following companies:

Agenus	Dyadic	Pyxis Oncology
Artiva Biotherapeutics	Gain Therapeutics	Rallybio
Assembly Biosciences	Lantern Pharma	Relmada Therapeutics
BioAtla	Lisata Therapeutics	Skye Bioscience
BullFrog AI	Matinas BioPharma	Spectral AI
CEL-SCI Corporation	MediciNova	Werewolf Therapeutics
Compugen	OmniAb
CytomX Therapeutics	Precision Biosciences

Proxy Statement  39

Executive Compensation

Aon provided an analysis of data derived from members of our Peer Group. The Compensation Committee used Aon’s analysis to help structure a competitive executive compensation program, position executive compensation by considering market data, and make individual compensation adjustments and decisions based on comparable positions at companies with which we compete for talent. While the Compensation Committee does not establish compensation levels solely based on a review of competitive data or benchmark to any particular level, it believes such data is a useful tool in its deliberations as our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate and retain qualified executive officers. The Compensation Committee uses the peer group compensation data as one of several factors in determining appropriate compensation parameters for base salary, variable cash compensation and equity-based, long-term incentives. The Compensation Committee’s executive compensation decisions are made on a case-by-case basis, and specific benchmark results do not, in and of themselves, determine individual target compensation decisions.

Elements of Executive Compensation

Direct compensation for executives consists of three principal components: base salary, potential annual cash incentive bonus, and long-term equity incentives.

The Compensation Committee does not have any formal policies for allocating compensation among salary, annual cash incentive awards and long-term incentive equity grants, short- and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee exercises judgment to establish a total compensation program for each named executive officer that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that the Compensation Committee believes is appropriate to achieve the goals of our executive compensation program and our corporate goals and objectives. In setting the elements of compensation, the Compensation Committee considers prior compensation paid and amounts realizable from prior stock-based awards, as well as other benefits provided by the Company. The allocation of compensation across each of the elements of our executive compensation program is based on the following considerations:

BASE SALARY

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. The Compensation Committee believes that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Each executive officer’s base salary is initially determined upon hire or promotion based on the executive officer’s responsibilities, prior experience, individual compensation history and salary levels of other executives within the Company and similarly situated executives within our peer group. Base salary is typically reviewed annually.

Subsequent to the end of fiscal year 2025, the Compensation Committee and the Board considered the market competitiveness of the Company’s current executive officer base salaries compared to the Peer Group based on the analysis prepared by Aon, while also giving consideration to individual performance, expected future contribution and internal pay equity contributions to corporate performance. This resulted in all of the named executive officers receiving the increases in base salary for fiscal year 2026. The table below reflects annual base salaries for our NEOs as of the end of fiscal year 2026 compared to their annual base salaries for fiscal year 2025.

	FY2026 Base	FY2025 Base	Increase
	Salary	Salary	YoY
	($)	($)	(%)

Dr. Martin Brenner	$580,000	$538,036	8%
Felipe Duran	$415,500	$371,315	12%
Marc Banjak	$400,000	$369,386 (1)	8%

(1)

Mr. Banjak served as General Counsel for the first seven weeks of fiscal year 2025 at a base salary of $348,477. Mr. Banjak’s base salary was increased to $369,386 upon his appointment as Chief Legal Officer in August 2024.

40  iBio, Inc.

Executive Compensation

ANNUAL CASH INCENTIVE BONUSES

The Compensation Committee believes that performance-based cash incentive bonuses play an important role in providing incentives to executives to achieve annual corporate goals. Fiscal year 2026 reflected the continuation of a formulaic plan.

The performance goals for our named executive officers were established by our Compensation Committee. Bonuses for fiscal year 2026 for all of our named executive officers were subject to a formulaic framework with performance goals within the following three categories: (i) business development, (ii) execute development plan, and (iii) financial stability. We have not disclosed the specific performance goals/strategic measures because we believe this disclosure would reveal confidential strategic objectives and information that is not otherwise publicly disclosed by us and would result in competitive harm to us. The strategic measures were designed to be “stretch” goals that were achievable with what we believe represented an elevated level of effort and performance.

Each category was assigned a weighting—20% for business development, 55% for execute development plan and 25% for financial stability. There would be no annual performance-based cash bonus payout with respect to any category for which the Compensation Committee and the Board determined that the Company had not performed and/or did not successfully achieve the performance goal.

Each named executive officer’s target annual incentive opportunity is based on a number of factors, including the individual’s role and responsibilities within the Company, the individual’s experience and expertise, pay levels in the marketplace for similar positions, and performance of the individual and the Company as a whole. For fiscal year 2026, the Compensation Committee and Board set the bonus target, as a percentage of base salary, for each of our NEOs were as follows:

FY26
Bonus Target
(as % of
Base Salary)

Dr. Martin Brenner	50%
Felipe Duran	40%
Marc Banjak	40%

Payouts could be earned at up to 150% of target, based on actual performance. The Compensation Committee and the board certified that performance bonuses should be paid out at 110% of target based on the Company’s performance. Accordingly, for fiscal year 2026, based on the formula described above, the Compensation Committee and the board issued incentive cash bonuses of $319,000, $182,820 and $176,000 to each of Dr. Brenner and Messrs. Duran and Banjak, respectively.

LONG-TERM EQUITY INCENTIVES

Our primary long-term incentive compensation vehicle is stock options. The number of equity awards granted is based on the executive’s position, the executive’s performance in the prior year (if applicable), the Company’s overall performance, the executive’s potential for continued sustained contributions to our success, and competitive market information. Based on market data provided by Aon, the Compensation Committee considers the equity grant levels of the Peer Group, including awards granted as a percent of outstanding shares when recommending equity awards for executive officers.

We grant options based on our belief that they naturally align executives with the creation of stockholder value and are the best long-term incentive vehicle to retain and promote our Company culture. The Compensation Committee believes that stock options are inherently performance-based, incentivize employees to make decisions that support long-term success, and are appropriate and advantageous for the following additional reasons:

●	Value is only realized if the stock price increases, thereby aligning the interests of executives with those of stockholders.
●	Stock options have greater downside risk than full-value awards, as they do not provide any value to the holder if the stock price declines below the exercise price (determined as of the date of grant).
●	The ten-year term of options gives executives the opportunity to realize value over a long period of time, which promotes long-term thinking and value creation.

Proxy Statement  41

Executive Compensation

●	Stock options are well understood and help attract and retain employees who contribute to the Company.

On February 21, 2025, Dr. Brenner, Mr. Duran, and Mr. Banjak were granted stock options to purchase 230,700 shares, 84,700 shares, and 71,000 shares,  respectively, of the Company’s Common Stock at an exercise price of $3.48 per share. The awards vest 25% of the initial award on the one year anniversary of the grant date and then the remainder in equal quarterly installments over a 36-month period.

All of the annual cycle equity grants in fiscal year 2025 were made in the form of time-based stock options.

Additional Policies and Benefits

Equity Grant Policies. The Compensation Committee typically grants equity-based awards, in the form of stock options , to our executive officers and other employees on an annual grant cycle in the first quarter of each calendar year and may also make off cycle awards from time to time on an as-needed basis. Awards to our directors are made following the annual meeting of stockholders. Executives’ stock options are granted with an exercise price based on the fair market value on the date of grant. Equity grants to executives currently are made pursuant to our 2023 Omnibus Incentive Plan (the Plan). The Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and it is the Compensation Committee’s practice to generally avoid granting equity awards during periods in which there is undisclosed material non-public information about the Company.

Restrictions on Hedging or Pledging. The Company’s Insider Trading Policy prohibits directors, officers and employees from (1) pledging Company securities that involves pledging (or hypothecating) Company securities as collateral for a loan and (2) engaging in hedging or monetization transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and may permit a holder to continue to own Company securities but without the full risks and rewards of ownership.

The Company’s Insider Trading Policy also provides that no director, officer or employee (or any other person, such as a consultant or contractor, designated by the Company as subject to the Inside Trading Policy) may engage in any of the following activities with respect to the Company’s securities: trading in the Company’s securities on a short-term basis (i.e., shares of the Company’s Common Stock purchased in the open market must be held for a minimum of six months and ideally longer; however, this rule does not apply to sales made following the exercise of options that were granted by the Company or to sales of shares purchased through the Company’s equity incentive plans); purchases of Company securities on margin; short sales of the Company’s securities; and buying or selling puts or calls on Company securities.

Clawback/Recoupment Policy. The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.

The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

Post-employment Compensation. Our NEOs are entitled to certain severance and change in control benefits, the terms of which are described below under “Employment Agreements.” These severance and change in control benefits are an essential element of the overall executive compensation package and assist the Company in recruiting and retaining talented individuals and aligning the executive’s interests with the best interests of the stockholders.

42  iBio, Inc.

Executive Compensation

Other Benefits. The Company provides certain additional benefits to executive officers that are also generally available to employees, including medical, dental, vision and life insurance coverage, 401(k) matching contributions; however, the Compensation Committee in its discretion may revise, amend or add to these benefits.

Tax and Accounting Considerations. The Compensation Committee reviews and considers the various tax and accounting implications of the compensation programs we utilize.

Deductibility of Executive Compensation. Section 162(m) of the Code denies a publicly traded corporation a federal income tax deduction for remuneration in excess of $1 million per year per person paid to executives designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer, and the next three highly compensated executive officers. However, we believe that maintaining the discretion to provide compensation that is non-deductible allows us to provide compensation tailored to the needs of our Company and our named executive officers and is an important part of our responsibilities and benefits our stockholders.

Accounting for Stock-Based Compensation. We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based awards made to employees and directors, including stock options and restricted stock units, based on the grant-date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards.

Summary Compensation Table for Fiscal Year 2026

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to us and our subsidiaries during the fiscal years noted below:

						Non-Equity	All
	Fiscal			Stock	Option	Incentive Plan	Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)	Award(s)(1)	Compensation (2)	Compensation (3)	Total

Dr. Martin B. Brenner	2026	$580,000	$—	$—	$1,224,254	$319,000	$13,680	$2,136,934
Chief Executive Officer and Chief Scientific Officer	2025	$539,366	$—	$—	$799,272	$161,411	$9,858	$1,509,907
Felipe Duran	2026	$415,500	$—	$—	$464,373	$182,820	$18,605	$1,081,298
Chief Financial Officer	2025	$371,319	$—	$—	$293,447	$89,116	$16,199	$770,081
Marc Banjak	2026	$400,000	$—	$—	$373,275	$176,000	$17,181	$966,456
Chief Legal Officer	2025	$366,932	$—	$—	$245,983	$88,130	$11,858	$712,903

(1)	Reflects the aggregate grant date fair value computed in accordance with ASC 718. The value assumption used in determining such amounts are described in Note 18 to our consolidated financial statements included in our 2026 Annual Report.
(2)	The amounts reported represent actual bonuses earned for performance during the applicable year by our named executive officers based upon the achievement of our corporate objectives for such year, as described under “Annual Cash Incentive Bonuses.”
(3)	All Other Compensation for fiscal year 2026 included the Company’s contributions to a Company sponsored qualified retirement plan of $13,680, $18,605 and $17,181 for Dr. Brenner and Messrs. Duran and Banjak, respectively.

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Executive Compensation

Outstanding Equity Awards at Fiscal Year-End (June 30, 2026)

The following table provides information about the number of outstanding equity awards (post reverse split effected in November 2023) held by each of our named executive officers as of June 30, 2026:

	Number of	Number of
	securities	securities				Number of	Market value
	underlying	underlying				shares or	of shares or
	unexercised	unexercised		Option	Option	units of stock	units of stock
	options	options	Grant	Exercise	Expiration	that have	that have
Name	exercisable	unexercisable	Date	Price	Date	not vested	not vested(5)

Dr. Martin B. Brenner (1)	1,000	—	1/18/21	$735.00	1/18/31	—	$—
Dr. Martin B. Brenner (1)	1,400	—	8/23/21	$630.00	8/23/31	—	$—
Dr. Martin B. Brenner (1)	1,312	88	8/29/22	$140.00	8/29/32	—	$—
Dr. Martin B. Brenner (1)	4,125	1,875	8/23/23	$7.00	8/23/33	—	$—
Dr. Martin B. Brenner (1)	73,650	73,650	5/9/24	$1.88	5/9/34	—	$—
Dr. Martin B. Brenner (2)	73,334	36,666	5/9/24	$1.88	5/9/34	—	$—
Dr. Martin B. Brenner (1)	72,094	158,606	2/21/25	$3.48	2/21/35	—	$—
Dr. Martin B. Brenner (1)	—	180,000	10/20/25	$0.89	10/20/35	—	$—
Dr. Martin B. Brenner (1)	—	479,000	1/28/26	$2.23	1/28/36	—	$—
Felipe Duran (1)	140	—	5/4/21	$645.00	5/4/31	—	$—
Felipe Duran (1)	50	—	8/23/21	$630.00	8/23/31	—	$—
Felipe Duran (1)	562	38	8/29/22	$140.00	8/29/32	—	$—
Felipe Duran (1)	2,062	938	8/23/23	$7.00	8/23/33	—	$—
Felipe Duran (1)	17,900	17,900	4/25/24	$1.72	4/25/34	—	$—
Felipe Duran (2)	60,000	30,000	5/9/24	$1.88	5/9/34	—	$—
Felipe Duran (1)	26,469	58,231	2/21/25	$3.48	2/21/35	—	$—
Felipe Duran (1)	—	75,000	10/20/25	$0.89	10/20/35	—	$—
Felipe Duran (1)	—	179,000	1/28/26	$2.23	1/28/36	—	$—
Marc Banjak (1)	800	—	2/21/22	$170.00	2/21/32	—	$—
Marc Banjak (1)	562	38	8/29/22	$140.00	8/29/32	—	$—
Marc Banjak (1)	2,062	938	8/23/23	$7.00	8/23/33	—	$—
Marc Banjak (1)	14,500	14,500	4/25/24	$1.72	4/25/34	—	$—
Marc Banjak (2)	36,667	18,333	5/9/24	$1.88	5/9/34	—	$—
Marc Banjak (1)	22,188	48,812	2/21/25	$3.48	2/21/35	—	$—
Marc Banjak (1)	—	55,000	10/20/25	$0.89	10/20/35	—	$—
Marc Banjak (1)	—	146,000	1/28/26	$2.23	1/28/36	—	$—

(1)	The options vest twenty-five percent on the first anniversary of the grant dates and then pro-rata on a quarterly basis thereafter over three years.
(2)	The options vest quarterly over three years.

Employment Agreements in Effect During Fiscal Year 2026

We have entered into employment agreements with our executive officers, the material terms of which are set forth below.

Dr. Martin B. Brenner

On July 23, 2024, we entered into an amended and restated employment agreement (the “Restated Brenner Employment Agreement”), effective as of July 1, 2024 with Dr. Brenner. Pursuant to the Restated Brenner Employment Agreement, Dr. Brenner’s base salary was set at $522,365 (the “Base Salary”) and his bonus target was increased, effective for fiscal year 2025, to 50% of the Base Salary. The Restated Brenner Employment Agreement provides that Dr. Brenner’s Base Salary will be reviewed from time to time by the Compensation Committee and may be increased based upon the evaluation of Dr. Brenner’s performance and the compensation policies of the Company in effect at the time of each such review.

The Restated Brenner Employment Agreement provides that Dr. Brenner is eligible to participate in all benefit and fringe benefit plans generally made available to the Company’s other executive officers.

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Executive Compensation

Dr. Brenner’s employment is on an “at will” basis and may be terminated at any time by him or the Company. If Dr. Brenner is terminated for any reason or no reason, he is entitled to receive the following standard termination benefits: his accrued and unpaid base salary, any unreimbursed expenses accrued through the termination date, any earned but unpaid annual bonus from a prior year and any amounts payable under any benefit plans in which he was a participant.

In the event of a termination by Dr. Brenner for Good Reason (as defined in the Restated Brenner Employment Agreement) or by the Company without “Cause” (as defined in the Restated Brenner Employment Agreement), in addition to the standard termination benefits Dr. Brenner will receive: (i) an amount equal to his then current base salary for  twelve months, to be paid out in equal installments in accordance with the Company’s regular payroll dates; (ii) a pro rata share of any bonus earned by him during the fiscal year in which the separation occurs based on the actual attainment of metrics upon which the bonus is calculated (as determined by the Board of Directors) to be paid in a lump sum at the time the Company pays bonuses to similarly-situated employees; and (iii) if Dr. Brenner elects continuation coverage for health insurance under COBRA, the Company will pay the full cost of this benefit for a period of twelve (12) months following the termination.

The Restated Brenner Employment Agreement further provides that in the event of a termination by Dr. Brenner for good reason within twelve months after a “Sale Event” (as defined in the Plan) or by the Company without cause one month prior or twelve months after a Sale Event, in addition to the standard termination benefits Dr. Brenner will receive: (i) an amount equal to his then current base salary for eighteen months, paid out in equal installments in accordance with the Company’s regular payroll dates; (ii) an amount equal to the target bonus for which Dr. Brenner would have been eligible during the Company fiscal year in which he terminates employment, to be paid within thirty (30) days of his execution of a separation agreement; (iii) vesting of any unvested time-vested equity awards held by him and (iv) if he elects continuation coverage for health insurance under COBRA, the Company will pay the full cost of this benefit for a period of eighteen (18) months following the termination.

Severance payments begin upon expiration of the revocation period under a general release of claims.

Dr. Brenner has agreed to assign to the Company all of his rights in any Inventions, including all Intellectual Property Rights (as such terms are defined in the employment agreements) that are made, conceived or reduced to practice, in whole or in part, alone or with others, by him during his employment with the Company and has agreed to certain non-solicitation terms.

Felipe Duran

On January 23, 2023, Mr. Duran accepted an offer letter from the Company to serve as the Interim CFO (the “Duran Offer Letter”), effective as of February 13, 2023. Upon his appointment to the position of Interim CFO, Mr. Duran’s base salary was increased from $300,000 to a base salary of $350,000, and he was eligible for a discretionary incentive bonus with a target of 40% of his annual base salary and was  granted a $140,000 special incentive bonus (40% of his fiscal year 2023 annualized salary) in exchange for his agreement to continue employment with the Company through the earlier of: (a) July 1, 2023, or (b) the successful achievement of the Company’s 2023 objectives, as defined by the Board of Directors minus any retention bonus he was paid during the fiscal year 2023. Before his appointment as the Company’s Interim CFO, Mr. Duran became eligible to receive a retention bonus of $70,000 in exchange for Mr. Duran’s agreement to continue employment with the Company through March 31, 2023.

Mr. Duran and the Company entered into an amended and restated employment agreement on September 3, 2025 (the “Duran A&R Employment Agreement”).  The Duran A&R Employment Agreement provides that Mr. Duran will continue to serve as our Chief Financial Officer, effective as of July 1, 2025, and will receive a base salary of $415,500 per year and is eligible to receive a discretionary incentive bonus with a target of 40% of his annual base salary. The Duran A&R Employment Agreement provides that his base salary will be reviewed from time to time by the Compensation Committee and may be increased based upon the evaluation of his performance and the compensation policies of the Company in effect at the time of each such review.

The Duran A&R Employment Agreement also provides that he is eligible for additional grants of equity compensation from time to time, subject to approval of the Board, pursuant to the Plan, or any successor plan. We also provide Mr. Duran with directors’ and officers’ liability insurance. The Duran A&R Employment Agreement provides that he is eligible to participate in all benefit plans generally made available to our other executive officers.

Mr. Duran’s employment is on an “at will” basis and may be terminated at any time by him or the Company. If Mr. Duran is terminated for any reason or no reason, he is entitled to receive the following standard termination benefits: his accrued and unpaid base salary, any unreimbursed expenses accrued through the termination date, any earned

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Executive Compensation

but unpaid annual bonus from a prior year and any amounts payable under any benefit plans in which he was a participant (the “Standard Termination Benefits”).

In the event of a termination by us without Cause or by Mr. Duran for Good Reason (as such terms are defined in the Duran A&R Employment Agreement), in addition to the Standard Termination Benefits, Mr. Duran will receive: (i) an amount equal to his then current base salary for nine months, to be paid out in equal installments in accordance with our regular payroll dates; (ii) a pro rata share of any bonus earned by him during the fiscal year in which the separation occurs based on the actual attainment of metrics upon which the bonus is calculated (as recommended by the Compensation Committee and determined by the Board of Directors) to be paid in a lump sum at the time we pay bonuses to similarly-situated employees; and (iii) if Mr. Duran elects continuation coverage for health insurance under COBRA, we will pay the full cost of this benefit for a period of nine months following the termination.

Each A&R Employment Agreement further provides that in the event of a termination by Mr. Duran for Good Reason within twelve months after a “Sale Event” (as defined in the Plan) or by us without Cause during the period commencing one month prior and ending twelve months after a Sale Event, in addition to the Standard Termination Benefits, he will receive: (i) an amount equal to his then current base salary for twelve months, paid out in equal installments in accordance with our regular payroll dates; (ii) an amount equal to the target bonus for which Mr. Duran would have been eligible during the fiscal year in which he terminates employment, to be paid within thirty (30) days of his execution of a separation agreement; (iii) vesting of any unvested time-vested equity awards held by him and (iv) if he elects continuation coverage for health insurance under COBRA, we will pay the full cost of this benefit for a period of twelve months following the termination. Severance payments begin upon expiration of the revocation period under a general release of claims.

Mr. Duran has agreed to assign to the Company all of his rights in any Inventions, including all Intellectual Property Rights (as such terms are defined in the Duran A&R Employment Agreement) that are made, conceived or reduced to practice, in whole or in part, alone or with others, by him during his employment with the Company and has agreed to comply with certain non-solicitation, non-interference and non-disparagement provisions.

Marc Banjak

On January 22, 2022, the Company entered into an employment agreement with Marc Banjak (the “Banjak Employment Agreement”), pursuant to which he earned a base salary of $325,000 per year for serving as the Company’s General Counsel, effective as of February 21, 2022 (until his appointment as the Company’s Chief Legal Officer in August 2024) and was eligible for a target bonus of 40% of his annual base salary. In connection with his employment, Mr. Banjak received a grant of nonqualified stock options to purchase 20,000 shares of Common Stock (post reverse split effected in November 2023) pursuant to the 2020 Plan, which options vested 25% on the first anniversary of the date of grant and thereafter 6.25% every three months of employment. The Banjak Employment Agreement also provided that Mr. Banjak was eligible for additional grants of equity compensation from time to time, in a similar manner to other similarly situated executives, subject to the Company’s grant policy and applicable approvals of grants.

Mr. Banjak and the Company entered into an amended and restated employment agreement on September 3, 2025 (the “Banjak A&R Employment Agreement”).  The Banjak A&R Employment Agreement provides that Mr. Banjak will continue to serve as our Chief Legal Officer, effective as of July 1, 2025, and will receive a base salary of $400,000 per year and is eligible to receive a discretionary incentive bonus with a target of 40% of his annual base salary. The Banjak A&R Employment Agreement provides that his base salary will be reviewed from time to time by the Compensation Committee and may be increased based upon the evaluation of his performance and the compensation policies of the Company in effect at the time of each such review.

The Banjak A&R Employment Agreement also provides that he is eligible for additional grants of equity compensation from time to time, subject to approval of the Board, pursuant to the Plan, or any successor plan. We also provide Mr. Banjak with directors’ and officers’ liability insurance. The Banjak A&R Employment Agreement provides that he is eligible to participate in all benefit plans generally made available to our other executive officers.

Mr. Banjak’s employment is on an “at will” basis and may be terminated at any time by him or the Company. If he is terminated for any reason or no reason, he is entitled to receive the following standard termination benefits: his accrued and unpaid base salary, any unreimbursed expenses accrued through the termination date, any earned but unpaid annual bonus from a prior year and any amounts payable under any benefit plans in which Mr. Banjak was a participant (the “Standard Termination Benefits”).

In the event of a termination by us without Cause or by Mr. Banjak for Good Reason (as such terms are defined in the Banjak A&R Employment Agreement), in addition to the Standard Termination Benefits, Mr. Banjak will receive: (i) an

46  iBio, Inc.

Executive Compensation

amount equal to his then current base salary for nine months, to be paid out in equal installments in accordance with our regular payroll dates; (ii) a pro rata share of any bonus earned by him during the fiscal year in which the separation occurs based on the actual attainment of metrics upon which the bonus is calculated (as recommended by the Compensation Committee and determined by the Board of Directors) to be paid in a lump sum at the time we pay bonuses to similarly-situated employees; and (iii) if Mr. Banjak elects continuation coverage for health insurance under COBRA, we will pay the full cost of this benefit for a period of nine months following the termination.

The Banjak A&R Employment Agreement further provides that in the event of a termination by Mr. Banjak for Good Reason within twelve months after a “Sale Event” (as defined in the Plan) or by us without Cause during the period commencing one month prior and ending twelve months after a Sale Event, in addition to the Standard Termination Benefits, he will receive: (i) an amount equal to his then current base salary for twelve months, paid out in equal installments in accordance with our regular payroll dates; (ii) an amount equal to the target bonus for which Mr. Banjak would have been eligible during the fiscal year in which he terminates employment, to be paid within thirty (30) days of his execution of a separation agreement; (iii) vesting of any unvested time-vested equity awards held by him and (iv) if he elects continuation coverage for health insurance under COBRA, we will pay the full cost of this benefit for a period of twelve months following the termination. Severance payments begin upon expiration of the revocation period under a general release of claims.

Mr. Banjak has agreed to assign to the Company all of his rights in any Inventions, including all Intellectual Property Rights (as such terms are defined in the Banjak A&R Employment Agreement) that are made, conceived or reduced to practice, in whole or in part, alone or with others, by him during his employment with the Company and has agreed to comply with certain non-solicitation, non-interference and non-disparagement provisions.

Officer Severance Benefit Plan

On May 9, 2024, our Board adopted our Officer Severance Benefit Plan (the “Severance Benefit Plan”) which provides severance benefits in connection with a “Qualifying Termination” for officers designated as eligible participants thereunder, which currently includes Dr. Brenner, Mr. Duran and Mr. Banjak. The benefits provided by the Severance Benefit Plan coincide with the severance benefits provided to our executive officers pursuant to their respective employment agreements. However, severance benefits provided under the Severance Benefit Plan will be reduced, in whole or in part, by other similar benefits payable to such eligible officer by the Company that become payable in connection with the eligible officer‘s termination of employment pursuant to any change in control, severance, separation pay or similar plan or any written employment or severance agreement between the eligible officer and the Company. A Qualifying Termination is defined as a resignation for Good Reason or an Involuntary Termination Without Cause (as such terms are defined in the Severance Benefit Plan).  Pursuant to the Severance Benefit Plan, if the Company’s Chief Executive Officer is a participant in the Severance Benefit Plan and is terminated in a Qualifying Termination then, upon execution of a general waiver and release, he or she will be entitled to (i) a cash payment paid in equal installments  in the amount of 18 months of the then-effective base salary of such Chief Executive Officer if such Qualifying Termination is a Sale Event Related Termination (as such term is defined in the Severance Benefit Plan) or 12 months of the then-effective base salary if such Qualifying Termination is a Non-Sale Event Related Termination (as such term is defined in the Severance Benefit Plan); (ii) plus a lump sum equal to 150% of such person’s target bonus percentage if such Qualifying Termination is a Sale Event Related Termination or 100% of such person’s target bonus percentage pro- rated during the fiscal year of the Qualifying Termination if such Qualifying Termination is a Non-Sale Event Related Termination; (iii) the full amount of his or her COBRA premiums for the period which the participant is paid severance; and (iv) if the Qualifying Termination is a Sale Event Related Termination, the vesting and exercisability of all outstanding Time-Based Vesting Equity Awards and Performance-Based Vesting Equity Awards (as such terms are defined in the Severance Benefit Plan) that are held by such person on such date shall be accelerated in full as of the date of such Sale Event Related Termination and the vesting of any other equity awards granted to the participant by the Company, and any issuance of shares triggered by the vesting of such equity awards, shall be accelerated in full as of the date of such Sale Event Related Termination. For purposes of determining the number of shares that will vest with respect to any Performance-Based Vesting Equity Awards for which the performance period has not ended and that has multiple vesting levels depending upon the level of performance, vesting acceleration with respect to any ongoing performance period(s) shall occur with respect to the number of shares subject to the award as if the applicable performance criteria had been attained at a 100% level or, if greater, based on actual performance as of the Sale Event Related Termination. Pursuant to the Severance Benefit Plan, if an Executive Officer other than the Chief Executive Officer is a participant in the Severance Benefit Plan and is terminated in a Qualifying Termination then, upon execution of a general waiver and release, he or she will be entitled to (i) a cash payment paid in equal installments in the amount of 12 months of the then-effective base salary of such executive officer if such Qualifying Termination is a Sale Event Related Termination or  9 months of the then-effective

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Executive Compensation

base salary if such Qualifying Termination is a Non-Sale Event Related Termination; (ii) plus a lump sum equal to 100% of such person’s target bonus percentage if such Qualifying Termination is a Sale Event Related Termination or 100%  of such person’s target bonus percentage pro- rated during the fiscal year of the Qualifying Termination if such Qualifying Termination is a Non-Sale Event Related Termination; (iii) the full amount of his COBRA premiums for the period which the participant is paid severance; and (iv) if the Qualifying Termination is a Sale Event Related Termination, the vesting and exercisability of all outstanding Time-Based Vesting Equity Awards and Performance-Based Vesting Equity Awards (as such terms are defined in the Severance Benefit Plan) that are held by such person  on such date shall be accelerated in full as of the date of such Sale Event Related Termination and the vesting of any other equity awards granted to the participant by the Company, and any issuance of shares triggered by the vesting of such equity awards, shall be accelerated in full as of the date of such Sale Event Related Termination. For purposes of determining the number of shares that will vest with respect to any Performance-Based Vesting Equity Awards for which the performance period has not ended and that has multiple vesting levels depending upon the level of performance, vesting acceleration with respect to any ongoing performance period(s) shall occur with respect to the number of shares subject to the award as if the applicable performance criteria had been attained at a 100% level or, if greater, based on actual performance as of the Sale Event Related Termination.

Changes to Executive Compensation Subsequent to Fiscal Year 2026

Subsequent to the end of fiscal year 2026, the Compensation Committee and the Board considered the market competitiveness of the Company’s current executive officer base salaries compared to the Peer Group based on the analysis prepared by Aon, while also giving consideration to individual performance, expected future contribution and internal pay equity contributions to corporate performance. This resulted in all of the named executive officers receiving the increases in base salary for fiscal year 2027 as set forth below:

FY2027
Base Salary
($)

Dr. Martin Brenner	$ 625,000
Felipe Duran	$ 470,000
Marc Banjak	$ 445,000

48  iBio, Inc.

Pay Versus Performance

Pay Versus Performance

The table below shows compensation actually paid (as defined by the SEC in Item 402(v) of Regulation S-K) for our executives and our financial performance for the years shown in the table. For purposes of this discussion, our CEO is also referred to as our principal executive officer or “PEO” and our other Named Executive Officers are referred to as our “Non-PEO NEOs.”  We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.  For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation.”

			Average		Value of Initial
			Summary	Average	Fixed $100
			Compensation	Compensation	Investment Based
	Summary	Compensation	Table Total for	Actually Paid	on Total
	Compensation Table	Actually Paid to	Non-PEO	to Non-PEO	Shareholder	Net Income
Fiscal Year	Total for PEO ($)[1,2]	PEO ($)[1,3]	NEOs[1,2]	NEOs[1,3]	Return[4]	($ Millions)[5]

2026	$2,136,934	$2,312,291	$1,023,877	$1,090,857	$14.18	$(32.84)
2025	$1,509,907	$621,717	$741,492	$432,769	$6.25	$(18.38)
2024	$1,271,286	$1,179,292	$761,870	$742,380	$17.30	$(24.91)

(1)	PEOs/NEOs included in these columns reflect the following individuals:

Fiscal Year	PEO	Non-PEO NEOs

2026	Dr. Martin B. Brenner	Felipe Duran, Marc Banjak(a)
2025	Dr. Martin B. Brenner	Felipe Duran, Marc Banjak(a)
2024	Dr. Martin B. Brenner	Felipe Duran

(a)	On August 8, 2024, Mr. Banjak was appointed as the Company’s Chief Legal Officer.
(2)	Amounts reflect the total compensation for our PEO, and on an average basis, our Non-PEO NEOs as set forth in the summary compensation tables (“SCT”) in the Company’s proxy statements for fiscal years 2025, 2024 and 2023.
(3)	The following tables illustrate the adjustments to the SCT total compensation for our PEOs, as well as the average for our other NEOs, to determine “compensation actually paid”, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year.

Proxy Statement  49

Pay Versus Performance

PEO
Reconciliation of Summary Compensation Table Total to	Fiscal Year
Compensation Actually Paid for PEO	June 30, 2026 ($)

Summary Compensation Table Total	$2,136,934

Minus: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	$1,224,254

Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	$1,053,343

Plus: Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	$205,284

Plus: Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—

Plus: Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$140,984

Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—

Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards Not Otherwise Reflected in Total Compensation	$—

Compensation Actually Paid	$2,312,291

Reconciliation of Average Summary Compensation Table Total to Average Compensation Actually Paid for Non-PEO NEOs	Fiscal Year June 30, 2026 ($)

Summary Compensation Table Total	$1,023,877

Minus: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	$418,824

Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	$362,884

Plus: Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	$72,094

Plus: Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—

Plus: Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$50,826

Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—

Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards Not Otherwise Reflected in Total Compensation	$—

Compensation Actually Paid	$1,090,857

For purposes of the above adjustments, the fair value of equity awards on the applicable date were determined in accordance with ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes. For more information, please see the notes to our financial statements in our 2026 Annual Report and the footnotes to the Summary Compensation Table of this proxy statement.

(4)	Total Shareholder Return (“TSR”) represents the cumulative return on a fixed investment of $100 in the Common Stock of iBio, Inc., at the beginning of the measurement period.

50  iBio, Inc.

Pay Versus Performance

(5)	The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for the applicable year.

Relationship between CAP vs. Cumulative TSR of Company

The following chart illustrates the relationship between compensation actually paid (“CAP”) for our PEO and the average CAP for our Non-PEO NEOs against our TSR:

Relationship between CAP vs. Net Income

The following chart illustrates the CAP for our PEO and the average CAP for our Non-PEO NEOs against our net income:

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Proxy Statement  51

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our Common Stock as of [September 1, 2026], the Record Date, by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;
●	each of the named executive officers listed in the Summary Compensation Table;
●	each of our directors and director nominees; and
●	all of our current executive officers and directors as a group.

As of [September 1, 2026], we had 60,853,561 shares of Common Stock outstanding.

Except as otherwise indicated, to our knowledge, the beneficial owners of our Common Stock listed below have sole investment and voting power with respect to such shares. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o iBio, Inc. 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121.

		Percentage of
	Number of shares	shares
	beneficially	beneficially
Name and address of beneficial owner	owned(1)	owned(1)

Named Executive Officers and Directors:
David Arkowitz (2)	38,807	*	%
Marc Banjak (3)	128,400	*	%
Dr. Martin B. Brenner (4)	335,822	*	%
William D. Clark (5)	33,531	*	%
Felipe Duran (6)	179,402	*	%
Dr. Alexandra Kropotova (7)	31,693	*	%
António Parada (8)	204,248	*	%
Gary Sender (9)	40,884	*	%
Dr. Elizabeth Stoner (10)	8,334	*	%
All current executive officers and directors as a group (10 persons)	1,001,121	1.64%
5% Stockholders other than executive officers and directors
Frazier Life Sciences Public Fund, L.P. and affiliates (11)	6,537,184	9.99%
Sirenia Capital Management LP (12)	6,656,731	9.99%
Affinity Asset Advisors, LLC (13)	6,309,169	9.99%
Cormorant Global Healthcare Master Fund, LP (14)	6,357,768	9.99%
Adage Capital Partners, L.P. (15)	6,753,994	9.99%
SilverArc Capital Alpha Fund I, LP and affiliates (16)	6,307,895	9.99%
Vestal Point Capital, LP (17)	4,025,000	6.46%

*	Represents less than one percent (1%) of the outstanding Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our Common Stock. On [September 1, 2026], there were 60,853,561 shares of our Common Stock outstanding.

(1)	Shares of Common Stock issuable under stock options that are exercisable within 60 days after [September 1, 2026] are deemed outstanding and are included for purposes of computing the number of shares owned and percentage ownership

52  iBio, Inc.

Security Ownership of Certain Beneficial Owners and Management

of the person holding the option but are not deemed outstanding for computing the percentage ownership of any other person.
(2)	Includes 18,382 shares of Common Stock and an aggregate of 20,425 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(3)	Includes 25,000 shares of Common Stock and an aggregate of 103,400 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(4)	Includes 30,652 shares of Common Stock and an aggregate of 305,170 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(5)	Includes 1,838 shares of Common Stock and an aggregate of 31,693 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(6)	Includes 35,974 shares of Common Stock and an aggregate of 143,428 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(7)	Includes an aggregate of 31,693 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(8)	Includes 183,823 shares of Common Stock and an aggregate of 20,425 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(9)	Includes 9,191 shares of Common Stock and an aggregate of 31,693 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(10)	Includes an aggregate of 8,334 shares of Common Stock underlying options that are vested or will vest within 60 days of [September 1, 2026].
(11)	Based upon Company records as of the Record Date and, in part, information provided by the investor as of March 31, 2026 in a Schedule 13G filed with the SEC on May 12, 2026. Shares beneficially owned consists of: (i) 1,953,467 shares of Common Stock held by Frazier Life Sciences Public Fund, L.P. (“FLSPF”) and (ii) and aggregate of 4,583,717 shares of Common Stock issuable upon exercise of Pre-Funded Warrants held by FLSPF, Frazier Life Sciences XI, L.P. ("FLS XI") and Frazier Life Sciences XII, L.P. ("FLS XII"), all of which are exercisable. Does not include an aggregate of 3,930,544 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants because FLSPF, FLS XI, FLS XII and their affiliates are prohibited from exercising such warrants, if, as a result of such exercise, they would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. FHMLSP, L.P. is the general partner of FLSPF and the general partner of FHMLSP, L.P. is FHMLSP, L.L.C., which is managed by an investment committee of four that acts by majority vote. FHMLS XI, L.P. is the general partner of FLS XI and the general partner of FHMLS XI, L.P. is FHMLS XI, L.L.C., which is managed by an investment committee of three that acts by majority vote. FHMLS XII, L.P. is the general partner of FLS XII and the general partner of FHMLS XII, L.P. is FHMLS XII, L.L.C., which is managed by an investment committee of three that acts by majority vote. The address of each of FLSPF, FLS XI, FLS XII is c/o Frazier Life Sciences Management, L.P. 1001 Page Mill Rd, Building 4, Suite 200B Palo Alto, CA 94304.
(12)	Based upon Company records as of the Record Date and, in part, upon information provided by Sirenia Capital Management LP (“Sirenia”) as of March 31, 2026 in a Schedule 13G filed with the SEC on May 15, 2026. Shares beneficially owned consists of: (i) 876,340 shares of Common Stock held by an investment fund managed by Sirenia Capital Management LP (the “Sirenia Fund”); and (ii) an aggregate of 5,780,391 shares of Common Stock issuable upon exercise of Pre-Funded Warrants and Series H warrants held by a managed account managed by Sirenia (the “Sirenia Account”), all of which are immediately exercisable. Does not include an aggregate of 4,929,609 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants and Series H warrants because Sirenia and its affiliates are prohibited from exercising such warrants, if, as a result of such exercise, they would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Alex Silverstein ("Mr. Silverstein"), the managing member of Sirenia Capital Management GP LLC, the general partner of Sirenia, with respect to the Common Stock held by the Sirenia Fund and shares of Common Stock issuable upon exercise of Pre-Funded Warrants held by the Sirenia Account, may be deemed to indirectly beneficially own the securities. The address of the principal business office of Sirenia and Mr. Silverstein is 1674 Meridian Avenue, Suite 320, Miami Beach, FL 33139.
(13)	Based upon Company records as of the Record Date and, in part, upon information provided by the investor as of June 30, 2026 in a Schedule 13G filed with the SEC on August 13, 2026. Shares beneficially owned consists of: (i) 4,007,881 shares of Common Stock and (ii) 2,301,288 shares of Common Stock issuable upon exercise of Pre-Funded Warrants and Series H warrants held by Affinity Healthcare Fund, LP, all of which are currently exercisable. Does not include an aggregate of 2,241,368 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants and Series H warrants because Affinity Healthcare Fund, LP and its affiliates are prohibited from exercising such warrants, if, as a result of such exercise, they would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Affinity Asset Advisors, LLC (the "Advisor") is the investment manager of Affinity Healthcare Fund, LP (the "Fund") and exercises investment discretion with regard to the securities reported herein. The Advisor may be deemed to be the beneficial owner of the securities reported herein owned by the Fund by virtue of its position as investment manager of the Fund. The Fund and the Advisor have the shared power to vote or to direct the vote and to dispose or direct

Proxy Statement  53

Security Ownership of Certain Beneficial Owners and Management

the disposition of the securities reported herein. Andrew Weinstein, Chief Financial Officer and Chief Compliance Officer of the Advisor and the Fund, may be deemed to indirectly beneficially own securities held by the Fund. The address of the Fund, the Advisor and Mr. Weinstein is 450 Park Avenue Suite 1403, New York, NY 10022.
(14)	Based upon Company records as of the Record Date and, in part, upon information provided by the investor as of June 30, 2026 in a Schedule 13G filed with the SEC on August 14, 2026. Shares beneficially owned consists of: (i) 3,570,000 shares of Common Stock and (ii) 2,787,768 shares of Common Stock issuable upon exercise of Pre-Funded Warrants and/or Series H warrants held by Cormorant Global Healthcare Master Fund, LP, all of which are currently exercisable and does not include 8,798,572 shares of Common Stock issuable upon exercise of such warrants because Cormorant Global Healthcare Master Fund, LP is prohibited from exercising such warrants, if, as a result of such exercise, it would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Bihua Chen has voting and dispositive power over the shares held by the fund. The address of Cormorant Global Healthcare Master Fund, LP is 200 Clarendon Street, 52nd Floor Boston, MA 02116.
(15)	Based upon Company records as of the Record Date. Shares beneficially owned consists of 6,753,994 shares of Common Stock issuable upon exercise of Pre-Funded Warrants and/or Series H warrants held by Adage Capital Partners, L.P., all of which are currently exercisable and does not include 3,246,006 shares of Common Stock issuable upon exercise of such warrants because Adage Capital Partners, L.P. is prohibited from exercising such warrants, if, as a result of such exercise, it would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. The address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.
(16)	Based upon Company records as of the Record Date and, in part, upon information provided by the investor as of September 30, 2025 in a Schedule 13G filed with the SEC on November 14, 2025. Shares beneficially owned consists of: (i) 4,019,362 shares of Common Stock and (ii) 2,288,533 shares of Common Stock issuable upon exercise of Pre-Funded Warrants and/or Series H warrants held by SilverArc Capital Alpha Fund I, LP, SilverArc Capital Alpha Fund II, LP and Squarepoint Diversified Partners Fund Limited (collectively, “SilverArc”), all of which are currently exercisable and does not include 8,421,467 shares of Common Stock issuable upon exercise of such warrants because SilverArc and their affiliates are prohibited from exercising such warrants, if, as a result of such exercise, they would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Devesh Gandhi has voting and disposition power over the securities beneficially owned by SilverArc. The address of SilverArc is 20 Park Plaza, Suite 620, Boston MA 02116.
(17)	Based upon Company records as of the Record Date and, in part, upon information provided by the investor as of June 30, 2026 in a Schedule 13G filed with the SEC on August 14, 2026. Shares beneficially owned consists of: (i) 2,600,000 shares of Common Stock and (ii) 1,425,000 shares of Common Stock issuable upon exercise of Series H warrants held by Vestal Point Capital, LP, all of which are currently exercisable. Vestal Point Capital, LP is prohibited from exercising such warrants, if, as a result of such exercise, it would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Vestal Point Capital, LP (the "Investment Manager"), a Delaware limited partnership, is the investment adviser to a certain fund and a managed account (the "Vestal Point Fund and Account"), with respect to the securities directly held by the Vestal Point Fund and Account. Mr. Ryan Wilder is the Chief Investment Officer and Managing Partner of the Investment Manager and the Managing Member of Vestal Point Capital, LLC, the general partner of the Investment Manager, has voting and disposition power over the securities beneficially owned by Vestal Point Capital, LP. The address of Vestal Point Capital, LP is 632 Broadway, Suite 602, New York, NY 10012.

54  iBio, Inc.

Transactions with Related Persons, Promoters and Certain Control Persons

TRANSACTIONS

With Related Persons, Promoters and Certain Control Persons

Each of the related party transactions described below was negotiated on an arm’s length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the forms of the agreements have been filed as exhibits to our 2026 Annual Report and are available electronically on the website of the SEC at www.sec.gov.

Pursuant to its charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “related party transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to Regulation S-K, Item 404.

The following is a summary of transactions since July 1, 2024 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this Proxy Statement “Director Compensation for 2026 Fiscal Year” and “Executive Compensation.”

Side Letter with Lynx1 Capital Management LP

In connection with the private placement transaction consummated in March 2025, we entered into a letter agreement with Lynx1 (the “Letter Agreement”). Subject to the terms of the Letter Agreement, Lynx1 was entitled to nominate one individual to serve as a director on our Board of Directors for one three-year term commencing with our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Accordingly, Lynx1 nominated Antonio Parada for election as Class I director at the 2024 Annual Meeting.

Private Placement

On January 10, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain of our officers and directors (the “Investors”), pursuant to which we agreed to issue and sell to the Investors, in a private placement priced at-the-market (the “Private Placement”), an aggregate of 240,807 shares (the “Shares”) of Common Stock. The purchase price of each Share was $2.72, the last reported consolidated closing bid price of the Common Stock on the date of execution of the Purchase Agreement, which closing price was greater than the book value of the Common Stock on the date of the execution of the Purchase Agreement. MagicRoad SGPS, Unipessoal LDA (“MagicRoad”) was the only Investor whose purchase in the Private Placement exceeded $120,000, as it purchased 183,823 shares for an aggregate purchase price of $500,000. Antonio Parada is the sole director and shareholder of MagicRoad.

The Private Placement closed on January 10, 2025. We received aggregate gross proceeds from the Private Placement of approximately $655,000, before deducting estimated offering expenses payable by us.

Review, Approval and Ratification of Transactions with Related Persons

The general policy of iBio and our Audit Committee is that all material transactions with a related-party and agreements with related parties, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our Audit Committee and its independent members, which will determine whether such transactions or proposals are fair and reasonable to our Company and our stockholders. In general, potential related-party transactions will be identified by our management and discussed with our Audit Committee at our Audit Committee’s meetings. Detailed proposals, including, where applicable, financial and legal analyses, alternatives and management recommendations, will be provided to our Audit Committee with respect to each issue under consideration and decisions will be made by our Audit Committee with respect to the foregoing related-party transactions after opportunity for discussion and review of materials. When applicable, our Audit Committee will request further information and, from time to time, will request guidance or

Proxy Statement  55

Transactions with Related Persons, Promoters and Certain Control Persons confirmation from internal or external counsel or auditors. Our policies and procedures regarding related-party transactions are set forth in our Audit Committee Charter and Code of Business Conduct and Ethics, both of which are publicly available on our website at www.ibioinc.com under the heading “Investors—Corporate Governance.”

Policies and Procedures for Related Person Transactions

The policy we have implemented is that our Board of Directors is to review with management and our independent registered public accounting firm any related party transactions brought to the board’s attention which could reasonably be expected to have a material impact on our financial statements. Our practice is for management to present to the Board of Directors each proposed related party transaction, including all relevant facts and circumstances relating thereto, and to update the Board of Directors as to any material changes to any approved related party transaction. In connection with this requirement, each of the transactions or relationships disclosed herein were disclosed to and approved by our Board of Directors. In addition, transactions involving our directors and their affiliated entities were disclosed and reviewed by our Board of Directors in its assessment of our directors’ independence requirements.

56  iBio, Inc.

Additional Information About these Proxy Materials and Voting

ADDITIONAL INFORMATION

About these Proxy Materials and Voting

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2026 Annual Meeting to be held on October 14, 2026, beginning at 1:00 p.m., Pacific Time including at any postponement or adjournment thereof. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting.

Q:	Why am I receiving these materials?

A:

We have sent you these proxy materials because the Board of Directors of iBio is soliciting your proxy to vote at the 2026 Annual Meeting, including at any postponements or adjournments of the 2026 Annual Meeting.

Q:	Who can vote at the 2026 Annual Meeting?

A:

Only stockholders of record at the close of business on September 1, 2026, or the Record Date, will be entitled to vote at the 2026 Annual Meeting. On the Record Date, there were 60,853,561 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on September 1, 2026 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy via the internet or by telephone as instructed herein to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 1, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Beneficial owners who wish to attend the 2026 Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com.

Q:	What information is contained in the Proxy Statement?

A:

The information included in this proxy statement relates to the proposals to be considered and voted on at the 2026 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Proxy Statement  57

Additional Information About these Proxy Materials and Voting

Q:	Who can help answer my questions?

A:

If you have any questions about the 2026 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you can contact our proxy solicitor Okapi Partners LLC at 877-259-6290 (toll-free).

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement and the 2026 Annual Report are available at https://ir.ibioinc.com.

Q:	What items of business will be considered and voted on at the 2026 Annual Meeting?

A:

The business scheduled to be considered and voted on at the 2026 Annual Meeting are: (1) the election of our two (2) nominees named herein as Class III directors; (2) the ratification of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on June 30, 2027; (3) the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (Say-on-Pay); (4) the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 500,000,000 shares; (5) the approval of an amendment to the 2023 Omnibus Incentive Plan to amend the “evergreen” provision contained therein; and (6) the approval to adjourn the 2026 Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes in favor of the Authorized Share Increase Proposal and/or the Plan Amendment Proposal.

Q:	How does the Board of Directors recommend that I vote?

A:

For the reasons described under each Proposal, the Board of Directors recommends that you vote (1) FOR each of the two (2) Class III director nominees named herein for election to the Board of Directors; (2) FOR the Auditor Ratification Proposal; (3) FOR the Say-on-Pay Proposal; (4) FOR the Authorized Share Increase Proposal; (5) FOR the Plan Amendment Proposal; and (6) FOR the Adjournment Proposal.

Q:	What is a quorum and why is it necessary?

A:

Conducting business at the 2026 Annual Meeting requires a quorum.

A quorum will be present if stockholders holding at least one third of the issued and outstanding shares entitled to vote at the close of business on September 1, 2026 are present at the 2026 Annual Meeting in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the 2026 Annual Meeting. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your broker may register your shares as being present at the 2026 Annual Meeting for purposes of determining the presence of a quorum, but the shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the stockholders present or represented at the 2026 Annual Meeting and entitled to vote may adjourn the meeting to another date or if no stockholder is present any officer entitled to preside at or act as secretary of the meeting may adjourn the meeting to another date.

58  iBio, Inc.

Additional Information About these Proxy Materials and Voting

Q:	What is the voting requirement to approve each of the proposals?

A:	If a quorum is present or represented by proxy at the 2026 Annual Meeting, the vote required to approve each of the proposals is as follows:

PROPOSAL	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS (or the withholding of authority)	Impact of Broker Non-Votes

Proposal 1: Election of two (2) Class III directors	Plurality - the two (2) director nominees who receive the most “FOR” votes will be elected to serve as Class III directors	No effect	No effect

Proposal 2: Ratification of the appointment of independent auditor	The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal	No effect	Not applicable-There are not expected to be any.
Proposal 3: Advisory approval of the compensation of the Company’s named executive officers	The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal	No effect	No effect

Proposal 4: Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 500,000,000 shares	The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal	No effect	Not applicable-There are not expected to be any

Proposal 5: Approval of an amendment to the 2023 Omnibus Incentive Plan, to amend the “evergreen” provision contained therein	The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal	No effect	No effect

Proxy Statement  59

Additional Information About these Proxy Materials and Voting

Proposal 6: Approval of an adjournment of the 2026 Annual Meeting, if necessary, to solicit votes in favor of Proposal 4 and/or Proposal 5	The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal	No effect	Not applicable-There are not expected to be any

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The routine matters to be submitted to our stockholders at the 2026 Annual Meeting are the Auditor Ratification Proposal, the Authorized Share Increase Proposal and the Adjournment Proposal. If you do not direct your broker how to vote on the Auditor Ratification Proposal, the Authorized Share Increase Proposal and/or the Adjournment Proposal, your broker may exercise discretion and may vote your shares on such proposals in its discretion. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in the Election of Directors Proposal, on the Say-on-Pay Proposal, or on the Plan Amendment Proposal, your broker may not exercise discretion and may not vote your shares on such proposals.

We encourage you to vote FOR each of the two (2) nominees for Class III director named in the Election of Directors Proposal, FOR the Auditor Ratification Proposal, FOR the Say-on-Pay Proposal, FOR the Authorized Share Increase Proposal, FOR the Plan Amendment Proposal, and FOR the Adjournment Proposal.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on September 1, 2026, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:

You may either vote FOR each of the two (2) nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. You may not cumulate your votes in the Election of Directors Proposal. With respect to each of the other proposals, you may vote FOR, AGAINST, or ABSTAIN.

The procedures for voting are fairly simple:

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If you are a stockholder of record, you may have your shares voted by proxy. We urge you to have your shares voted by proxy to ensure your vote is counted.

●     To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2026 Annual Meeting, the proxyholder will vote your shares as you direct.

●     To have your shares voted through the internet follow the instructions on the enclosed proxy card (https://www.cstproxyvote.com) to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on October 13, 2026 to be counted.

●     To have your shares voted through the telephone dial the toll-free number on the enclosed proxy card (866-894-0536) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on October 13, 2026 to be counted.

60  iBio, Inc.

Additional Information About these Proxy Materials and Voting

●     You or your proxyholder will be able to attend and vote at the 2026 Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from iBio. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on September 1, 2026, the Record Date.

Q:	What happens if I do not vote?

A:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the 2026 Annual Meeting or by completing your proxy card or submitting your proxy via the internet or by telephone, your shares will not be voted.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF BROKER OR BANK

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation (say-on-pay), and certain corporate governance proposals, even if management-supported. We believe that Proposals 1, 3 and 5 will be treated by NYSE as non-routine matters and Proposals 2, 4 and 6 will be treated by NYSE as routine matters. Accordingly, your broker may register your shares as being present at the 2026 Annual Meeting for purposes of determining the presence of a quorum, but not vote your shares on Proposals 1, 3, and 5 without your instructions (referred to as broker non-votes), but may vote your shares on Proposals 2, 4 and 6 even in the absence of your instruction. This belief is based on preliminary guidance from NYSE and may be incorrect or change before the 2026 Annual Meeting.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:

If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, (1) FOR each of the two (2) nominees for Class III director named herein; (2) FOR the Auditor Ratification Proposal; (3) FOR the Say-on-Pay Proposal; (4) FOR the Authorized Share Increase Proposal; (5) FOR the Plan Amendment Proposal; and (6) FOR the Adjournment Proposal.

Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2026 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121; (2) submit a later-dated proxy by mail, via internet or by telephone, subject to the voting deadlines that are described on the proxy card; or (3) deliver to our Corporate Secretary another duly executed proxy

Proxy Statement  61

Additional Information About these Proxy Materials and Voting bearing a later date. You may also revoke your proxy by attending the 2026 Annual Meeting and voting at the meeting. Attendance at the 2026 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q:	What does it mean if I receive more than one proxy statement?

A:

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, please submit your proxy for each set of proxy materials via the internet, telephone or by signing, dating, and returning the enclosed proxy card and/or voting instruction card in the enclosed envelope.

Q:	Where can I find the voting results of the 2026 Annual Meeting?

A:

We intend to announce preliminary voting results at the 2026 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2026 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2026 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2026 Annual Meeting?

A:

Other than the six (6) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2026 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Martin Brenner, our Chief Executive Officer, and Felipe Duran, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2026 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within iBio or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

62  iBio, Inc.

Additional Information About these Proxy Materials and Voting

Q:	Who will bear the cost of soliciting votes for the 2026 Annual Meeting?

A:

The Board of Directors is making this solicitation on behalf of iBio, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote by telephone, or by electronic communication. In addition, we have retained Okapi Partners LLC to aid in the solicitation of proxies for this year. We will pay Okapi Partners LLC fees of not more than $27,000 plus expense reimbursement for its services. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. Please contact Okapi Partners LLC at 877-259-6290 (toll-free) with any questions you may have regarding our proposals.

Proxy Statement  63

Annual Report on Form 10-K

ANNUAL REPORT ON

Form 10-K

iBio’s 2026 Annual Report is being made available to stockholders concurrently with this proxy statement at https://www.cstproxyvote.com. Copies of the 2026 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.ibioinc.com.

64  iBio, Inc.

Notice regarding Delivery of Stockholder Documents (“Householding Information”)

NOTICE REGARDING DELIVERY OF

Stockholder Documents (“Householding” Information)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more iBio stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: iBio, Inc., Attention: Corporate Secretary, 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121 or call us at (979) 446-0027. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

Proxy Statement  65

Stockholder Proposals for the 2026 Annual Meeting

STOCKHOLDER PROPOSALS

For the 2027 Annual Meeting

Stockholder proposals intended to be included in the Company’s proxy statement relating to the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) must comply with SEC Rule 14a-8 which requires that the notice be received at the Company’s principal executive office not less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement is released to stockholders in connection with the previous year’s annual meeting, and accordingly must be received in writing by the Company at its principal executive office at the address set forth above no later than June [●], 2027.

Stockholders who wish to nominate candidates for election to the Board of Directors at the next annual meeting or to bring any other proposals before the next annual meeting (that is not to be included in next year’s proxy materials) may do so by delivering the notice required by our second amended and restated bylaws to the Secretary at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121, not later than 90th day nor earlier than 120th days before the first anniversary of the preceding year’s annual meeting; however, if the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made. In addition, the stockholder must comply with the requirements set forth in our second amended and restated bylaws and the stockholder’s notice must set forth the information required by our second amended and restated bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2027 Annual Meeting. The anniversary for this year’s annual meeting will be October 14, 2027. Thus, a stockholder notice must be received by the Company no later than July 16, 2027, and no earlier than June 16, 2027. If the date of the 2027 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days from October 14, 2027, these dates may change.

In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 15, 2027.

66  iBio, Inc.

Other Matters

OTHER

Matters

As of the date of this Proxy Statement, the Board of Directors of iBio knows of no other matters to be presented for stockholder action at the 2026 Annual Meeting. However, if any other matter is properly brought before the 2026 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to iBio will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,

/s/ William D. Clark
William D. Clark
Chairman of the Board

San Diego, California
August [●], 2026

Proxy Statement  67

Appendix A

Appendix A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

IBIO, INC.

(a Delaware Corporation)

The undersigned, Martin Brenner, hereby certifies that:

1.He is the President and Chief Executive Officer of iBio, Inc. (the “Corporation”), a Delaware corporation, and is duly authorized by the Board of Directors of the Corporation to execute this instrument.

2.The Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on April 17, 2008 under the name of “iBioPharma, Inc.,” filed a Certificate of Merger with the Delaware Secretary of State on July 25, 2008, merging the Corporation with InB:Biotechnologies, Inc., with iBioPharma, Inc. as the surviving corporation, filed a Certificate of Ownership and Merger with the Delaware Secretary of State of the State of Delaware on August 10, 2009, changing the name of the Corporation from “iBioPharma, Inc.” to “iBio, Inc.,” and filed a Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State on December 10, 2010, filed a Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State on December 18, 2013, filed a Certificate of Designation with the Delaware Secretary of State on February 23, 2017, filed a Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State on December 20, 2017, filed a Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State on June 8, 2018, filed a Certificate of Designation, Preferences, Rights and Limitations of the Series A Convertible Preferred Stock with the Delaware Secretary of State on June 22, 2018, filed a Certificate of Designation, Preferences Rights and Limitations of the Series B Convertible Preferred Stock with the Delaware Secretary of State on June 22, 2018, filed a Certificate of Designation, Preferences, Rights and Limitations of the Series C Convertible Preferred Stock with the Delaware Secretary of State on October 28, 2019, filed a Certificate of Designation of Preferences, Rights and Limitations of Series 2022 Convertible Preferred Stock with the Delaware Secretary of State on May 9, 2022, filed a Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State on October 7, 2022, and filed a Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State on November 28, 2023 (collectively, the “Certificate of Incorporation”).

3.This Certificate of Amendment of the Certificate of Incorporation was duly approved by the Corporation’s Board of Directors and duly adopted by the stockholders of the Corporation at a meeting in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.The first sentence of Section 2, Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended and restated as follows:

“The total number of shares which the Corporation shall have authority to issue is 501,000,000 shares of capital stock consisting of 500,000,000 shares of common stock, $0.001 par value per share (“Common Stock”) and 1,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”).”

5.The foregoing amendment shall be effective upon filing with the Delaware Secretary of State.

Proxy Statement  A-1

Appendix A

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed this [ ] day of [ ], 2026.

By:
Name:	Martin Brenner
Title:	Chief Executive Officer and Chief Scientific Officer

A-2  iBio, Inc.

Appendix B

Appendix B

AMENDMENT NO. 1 TO THE

IBIO, INC. 2023 OMNIBUS INCENTIVE PLAN

Dated: October , 2026

WHEREAS, the Board of Directors (the “Board”) of iBio, Inc. (the “Company”) heretofore established the iBio, Inc. 2023 Omnibus Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the “evergreen” provision of the Plan, such that: (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) reserved and available for issuance each year will increase by a number of shares equal to: (i) 5% of the number of shares of Common Stock outstanding at December 31 of the preceding year, plus; (ii) 3% of the number of shares of Common Stock issuable upon exercise of pre-funded warrants outstanding at December 31 of the preceding year; and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance each year will increase by a number of shares equal to 5% of the total number of shares of Common Stock outstanding at December 31 of the preceding year (this “Amendment No. 1”);

WHEREAS, Section 16 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is desired or required by applicable law; and

WHEREAS, the Board has approved and authorized this Amendment No. 1 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 1.

NOW, THEREFORE, BE IT RESOLVED, subject to and effective upon receipt of the required approval of the Company’s stockholders, the Plan is hereby amended as follows:

1.Subject to approval of the Company’s stockholders, the second sentence of Section 3(a) of the Plan is hereby amended and restated as follows:

In addition, such Limit shall automatically increase (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, by a number of shares of Stock equal to: (i) 5% of the number of shares of Stock outstanding on December 31 of the preceding calendar year, plus; (ii) 3% of the number of shares of Stock issuable upon exercise of pre-funded warrants outstanding on December 31 of the preceding calendar year; and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, by a number of shares of Stock equal to 5% of the total number of shares of Stock outstanding on December 31 of the preceding calendar year; provided, however that the Board may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Stock, provided further that the Limit, as in effect at any time, shall be adjusted as provided in Section 3(b).

2.Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan, as amended, shall remain in full force and effect.

[Signature Page Follows]

Proxy Statement  B-1

Appendix B

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 as evidence of its adoption by the Board on the date set forth above.

IBIO, INC.

By:
Name:	Martin Brenner
Title:	Chief Executive Officer

B-2  iBio, Inc.

2026 5. To approve an amendment to the 2023 Omnibus Plan (the “Plan”), to amend the “evergreen” provision such that: (a) on each of January 1, 2027, January 1, 2028 and January 1, 2029, the number of shares of Common Stock reserved and available for issuance each year will increase by a number of shares equal to: (i) 5% of the number of shares of Common Stock outstanding at December 31 of the prior calendar year plus; (ii) 3% of the number of shares of Common Stock issuable upon exercise of pre-funded warrants outstanding at December 31 (the “Plan Amendment Proposal”) of the prior calendar year; and (b) on each of January 1, 2030, January 1, 2031, January 1, 2032 and January 1, 2033, the number of shares of Common Stock reserved and available for issuance will increase by a number of shares equal to 5% of the number of shares of Common Stock outstanding at December 31 of the prior calendar year. 6. To approve an adjournment of the 2026 annual meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are not sufficient votes in favor of the Authorized Share Increase Proposal and/or the Plan Amendment Proposal NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, DATED AUGUST XX, 2026. NOTE: ATTENDANCE OF THE UNDERSIGNED AT THE 2026 ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SPECIFICALLY REVOKES THIS PROXY BEFORE IT IS EXERCISED. The Board of Directors recommends you vote FOR the election of each of the following: 1. Election of Directors Nominees: 01) William Clark 02) Gary Sender To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ___________________________________________________________________________ The Board of Directors recommends you vote FOR the proposals 2, 3, 4, 5 and 6. 2. To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending on June 30, 2027. 3. To approve, on an advisory, non-binding basis, the compensation of our named executive officers (“say-on pay”). 4. To approve an amendment to the Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock to 500,000,000 shares (the “Authorized Share Increase Proposal”). IBIO, INC.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026. Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Please mark your votes like this X 208537 iBio Inc Proxy Card Rev2 - Front CONTROL NUMBER PROXY PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK  EASY Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 13, 2026. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOR ALL WITHHOLD ALL FOR ALL EXCEPT

2026  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IBIO, INC. 2026 ANNUAL MEETING OF STOCKHOLDERS OCTOBER 14, 2026 1:00 P.M. PACIFIC TIME The undersigned stockholder hereby appoints Martin Brenner and Felipe Duran, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iBio, Inc. that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) to be held at 1:00 p.m., pacific time, on October 14, 2026 at the Company’s offices located at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121. The purpose of the 2026 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2026 Annual Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Notice and Proxy Statement and Annual Report on Form 10-K are available at https://ir.ibioinc.com 208537 iBio Inc Proxy Card Rev2 - Back